SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other Than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        BANKUNITED FINANCIAL CORPORATION
       (Name of Registrant as Specified in Its Articles of Incorporation)

                             Marsha D. Bilzin, Esq.
                        Camner, Lipsitz and Poller, P.A.
                                550 Biltmore Way
                                    Suite 700
                           Coral Gables, Florida 33134
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                                [BankUnited logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         FOR WEDNESDAY, JANUARY 26, 2000

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of BankUnited Financial Corporation (the "Company") will be held at the Weston Hills Country Club, 2600 Country Club Way, Weston, Florida, on Wednesday, January 26, 2000 at 11:00 a.m., for the following purposes:

                  (1) To elect four Class I directors to serve until 2003, one Class II director to serve until 2001 and one Class III director to serve until 2002;

                  (2) To consider and vote upon approval of an amendment to the Company's 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan") to increase by 250,000 shares, to a total of 2,300,000 shares, the number of shares of the Company's Class A Common Stock and Class B Common Stock for which awards may be granted.

                  (3) To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         Pursuant to the Bylaws, the Company's Board of Directors has fixed the close of business on December 10, 1999 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of Directors

                                              MARC LIPSITZ
                                              SECRETARY

Coral Gables, Florida
December 31, 1999

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                        BANKUNITED FINANCIAL CORPORATION
                255 ALHAMBRA CIRCLE O CORAL GABLES, FLORIDA 33134
                            TELEPHONE: (305) 569-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD AT 11:00 A.M. ON WEDNESDAY, JANUARY 26, 2000
                        AT THE WESTON HILLS COUNTRY CLUB
                     2600 COUNTRY CLUB WAY, WESTON, FLORIDA

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of BankUnited Financial Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held on January 26, 2000 (the "Annual Meeting"). The Company's Board of Directors (the "Board" or "Board of Directors") is soliciting proxies for use at the Annual Meeting and at any postponements or adjournments thereof. This Proxy Statement describes the matters to be considered at the Annual Meeting and, together with the proxy card and accompanying reports, will be mailed to the Company's stockholders on or about December 31, 1999.

                       VOTING AND SOLICITATION OF PROXIES

USE OF PROXIES AT THE ANNUAL MEETING

         Proxies which are received by the Company prior to the Annual Meeting and not revoked prior to use, will be voted at the Annual Meeting as instructed thereon. Proxies must be in the accompanying form and properly executed. Executed proxies with no instructions indicated thereon will be voted (i) FOR the election of four Class I directors, one Class II director and one Class III director, as described below under "Election of Directors," and (ii) FOR the approval of an amendment to the 1996 Incentive Compensation and Stock Award Plan (the "1996 Plan"). The 1996 Plan amendment will increase, by 250,000 shares, the number of shares of the Company's Class A Common Stock and Class B Common Stock (together, the "Common Stock") issuable for awards under the 1996 Plan. If the amendment to the 1996 Plan is approved, a total of 2,300,000 shares of Common Stock will be issuable for awards under the 1996 Plan.

         The Company has not received notice of any stockholders' proposals to be presented at the Annual Meeting prior to the deadline for submission of such proposals as indicated in the Company's Proxy Statement for the 1999 Annual Meeting. The Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies on such matters in accordance with their judgment.

REVOCATION OF PROXIES

         A proxy may be revoked at any time prior to the use of such proxy in voting. Any stockholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy card, or by voting in person at the Annual Meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE AT ANNUAL MEETING

         Holders of record of the Class A Common Stock, the Class B Common Stock, and the Noncumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") at the close of business on December 10, 1999 (the "Record Date"), are entitled to notice of and to vote together on each proposal submitted to the stockholders at the Annual Meeting and any postponements or adjournments thereof.

         Each share of Class A Common Stock is entitled to one-tenth of one vote, each share of Class B Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to two and one-half votes. As of the Record Date, 17,871,547 shares of Class A Common Stock, 458,467 shares of Class B Common Stock, and 295,821 shares of Series B Preferred Stock were outstanding. The number of shares of Class A Common Stock outstanding includes shares which may be issued in connection with previous mergers, in exchange for outstanding stock certificates of the acquired companies. Under the terms of the merger agreements , the holders of such stock certificates are entitled to vote at the Annual Meeting. As of the Record Date, there were also outstanding 697,117 shares of 9% Noncumulative Perpetual Preferred Stock, which have no voting rights.

QUORUM; ADJOURNMENT; VOTE REQUIRED FOR APPROVAL

         The presence of a quorum at the Annual Meeting will be necessary for action on a proposal. Holders of shares of Class A Common Stock, Class B Common Stock, and Series B Preferred Stock, present in person or by proxy, and representing a majority of the votes entitled to be cast as of the Record Date, will constitute a quorum at the Annual Meeting for action on all the proposals.

         Abstentions and broker non-votes are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

         An automated system administered by the Company's transfer agent will tabulate the votes for the Annual Meeting. Under applicable Florida law, the directors nominated for election to the Board, as described under the caption "Election of Directors," must each be elected by the affirmative vote of a plurality of the votes entitled to be cast at the Annual Meeting. Votes withheld for one or more nominees for director or broker non-votes will not be considered affirmative votes for this purpose. Approval of the proposal to amend the 1996 Plan requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote on the proposal.

SOLICITATION

         The solicitation of proxies is being made by the Company, and the Company will bear the cost of solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. The Company will also use the services of Georgeson Shareholder Communications, Inc., paid solicitors, to solicit proxies, for a fee of $6,000 plus out-of-pocket expenses. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

         A copy of the Company's 1999 Summary Annual Report to shareholders and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999 (the " Form 10-K") is being mailed to stockholders with this Proxy Statement. The Form 10-K was filed with the Securities and Exchange Commission (the "Commission") on December 28, 1999 and includes the consolidated financial statements for the Company for the 1999 fiscal year.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors will consist of 12 members divided among Class I, Class II and Class III. Pursuant to the Company's Bylaws, the directors of each class serve for a three-year term, with the term of one class expiring at each annual meeting of stockholders. The Board of Directors may elect a new director to the Board during any fiscal year, but that director may serve only until the next annual meeting of stockholders, at which time he or she must be elected by the stockholders in order to continue on the Board.

         At this Annual Meeting, the term of the four directors serving in Class I will expire, and the Board has nominated those directors for reelection to new terms ending in 2003. All four Class I nominees were elected by the stockholders at previous annual meetings. In addition, the Board has nominated two directors who were appointed to the Board during the fiscal year, on July 14, 1999 and April 28, 1999. One director will serve in Class II, with a term ending in 2001, and the other director will serve in Class III, with a term ending in 2002.

         Described below is information about each nominee for director. The shares shown on the enclosed proxy card, if the proxy card is returned properly executed, will be voted for the election of all of the nominees proposed by the Board of Directors whose names appear below, unless the proxy card is marked to indicate a vote against any director, or that authorization is expressly withheld. Each of the nominees for director has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee, however, becomes unavailable for any reason, or if a vacancy occurs before the election (which event is not now anticipated), the shares as to which a proxy is granted will be voted, at the discretion of the proxies, for such substitute nominees named by the Board.

         The table describes the periods each director has served as a director of the Company or of BankUnited, FSB ("BankUnited"). The table also describes each nominee's or director's positions and offices, if any, with the Company and BankUnited, and his or her principal occupation or employment for the past five years or more.

INFORMATION ABOUT THE NOMINEES

                          NAME, AGE, PRINCIPAL OCCUPATION,                      DIRECTOR
                       DIRECTORSHIPS AND BUSINESS EXPERIENCE                      SINCE
                       -------------------------------------                    --------
The persons nominated as Class I directors are:

MARC D. JACOBSON:  Age 57                                                         1984
           Director (1993 to present) and Secretary (1993 to 1997) of the
           Company; Director (1984 to present) and Secretary (1985 to 1996) of
           BankUnited; Senior Vice President of Head-Beckham AmerInsurance
           Agency, Inc., and its predecessor, Head-Beckham Insurance Agency,
           Inc. (1990 to present).

ANNE W. SOLLOWAY (1):  Age 84                                                     1985
           Director of the Company (1993 to present) and BankUnited (1985 to present); Private investor in Miami, Florida.

NEIL H. MESSINGER, M.D.:  Age 61                                                  1996
           Director of the Company and BankUnited (1996 to present);
           Radiologist; President (1986 to present) of Radiological Associates,
           Professional Association; Chairman (1986 to present) of Imaging
           Services of Baptist Hospital.

MARC LIPSITZ:  Age 58                                                             1996
           Director (1996 to present) and Secretary (1997 to present) of the
           Company; Managing Director (1996 to present) of Camner, Lipsitz and
           Poller, Professional Association, attorneys-at-law, and its predecessor, Stuzin and Camner, Professional Association,
           attorneys-at-law; General Counsel of Jefferson National Bank (1993
           to 1996); Partner, Stroock Stroock & Lavan, attorneys-at-law
           (1991 to 1993).

                                                 (TABLE CONTINUED ON NEXT PAGE.)

                          NAME, AGE, PRINCIPAL OCCUPATION,                      DIRECTOR
                       DIRECTORSHIPS AND BUSINESS EXPERIENCE                      SINCE
                       -------------------------------------                    --------
The person nominated as a Class II director is:

A. FREDERICK SCHILD, M.D., F.A.C.S.:  Age 67                                      1999
           Director of the Company and the Bank (July 1999 to present);
           Professor of Surgery, University of Miami School of Medicine,
           Department of Surgery/Division of Transplantation (1992 to present);
           President-Elect, American Society of General Surgery (March 1999 to
           present); President, Florida Chapter, American College of Surgeons
           (1998 to present); Chairman, Florida Medical Association Long Range
           Planning Committee (1995 to 1997); President, Florida Medical
           Association (1991 to 1992); President, Dade County Medical
           Association (1984 to 1985).

The person nominated as a Class III director is:

BARRY SHULMAN:  Age 50                                                            1999
           Director of the Company and the Bank (April 1999 to present); President,
           TSF Sportswear, Inc. (1984 to present).

INFORMATION ABOUT THE CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

                          NAME, AGE, PRINCIPAL OCCUPATION,                      DIRECTOR   TERM AS DIRECTOR
                       DIRECTORSHIPS AND BUSINESS EXPERIENCE                      SINCE         EXPIRES
                       -------------------------------------                    --------   ----------------
The directors who are not currently standing for election are:

CURRENT CLASS II DIRECTORS:

LAWRENCE H. BLUM:  Age 56                                                         1984          2001
         Director and Vice Chairman of the Board of the Company (1993 to
         present) and BankUnited (1984 to present); Managing Director (1992 to present) and partner (1974 to present) of Rachlin, Cohen & Holtz, certified public accountants.

ALFRED R. CAMNER (1):  Age 55                                                     1984          2001
         Director, Chairman of the Board and Chief Executive Officer (1993 to
         present) and President (1993 to 1998) of the Company; Director,
         Chairman of the Board and Chief Executive Officer (1984 to present) and
         President (1984 to 1993, 1994 to 1998) of BankUnited; Senior Managing
         Director (1996 to present) of Camner, Lipsitz and Poller, Professional
         Association, attorneys-at-law, and its predecessor, Stuzin and Camner,
         Professional Association, attorneys-at-law; Managing Director (1973 to
         1996) of Stuzin and Camner, Professional Association, attorneys-at-law;
         General Counsel to CSF Holdings, Inc. and its subsidiary, Citizens
         Federal Bank, a federal savings bank (1973 to 1996); Director and member of the Executive Committee of the Board of Directors of Loan
         America Financial Corporation, a national mortgage banking company
         (1985 to 1994); Director of CSW Associates, Inc., an asset management firm (1990 to 1995).

                                                 (TABLE CONTINUED ON NEXT PAGE.)

                          NAME, AGE, PRINCIPAL OCCUPATION,                      DIRECTOR   TERM AS DIRECTOR
                       DIRECTORSHIPS AND BUSINESS EXPERIENCE                      SINCE         EXPIRES
                       -------------------------------------                    --------   ----------------
MEHDI GHOMESHI:  Age 43                                                           1998          2001
           Director, President and Chief Operating Officer of the Company and
           BankUnited (December 1998 to present); Market President of
           NationsBank, South Florida (January 1998 to December 1998); President
           and Chief Operating Officer of Barnett Bank, South Florida (1996 to
           1998); Director of Special Assets and Risk Management, Barnett Bank,
           Inc. (1995 to 1996); Executive Vice President, Commercial Real
           Estate, Barnett Bank of South Florida (1993 to 1995).

CURRENT CLASS III DIRECTORS:

ALLEN M. BERNKRANT:  Age 69                                                       1985          2002
           Director of the Company (1993 to present) and BankUnited (1985 to present); Private investor in Miami, Florida (1990 to present).

EARLINE G. FORD:  Age 56                                                          1984          2002
           Director, Executive Vice President and Treasurer of the Company (1993
           to present); Director (1984 to present), Executive Vice President
           (1990 to present), Senior Vice President--Administration (1988 to
           1990), Treasurer (1984 to present), Corporate Secretary (1996 to present) and Vice President--Administration (1984 to 1988) of
           BankUnited; Legal Administrator of Stuzin and Camner, Professional
           Association, attorneys-at-law (1973 to 1996); Vice Chairman of CSW
           Associates, Inc., an asset management firm (1990 to 1995).

BRUCE D. FRIESNER: Age 57                                                         1996          2002
           Director of the Company and BankUnited (1996 to present); Principal of F&G Associates, a commercial real estate development company (1972 to present); Director of Loan America Financial Corporation, a national mortgage banking company (1990 to 1994).

-----------------
(1) Anne W. Solloway is Alfred R. Camner's mother.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Since January 28, 1999, Alfred R. Camner, Mehdi Ghomeshi, Lawrence Blum and Marc Lipsitz have acted as the Executive Committee of the Company's Board and, except for Marc Lipsitz, as the Executive Committee of BankUnited's Board. During October and November 1998, Alfred R. Camner, Earline G. Ford and James A. Dougherty made up the Executive Committee of the Company and BankUnited. During December 1998 and January 1999, Alfred R. Camner, Earline G. Ford, Mehdi Ghomeshi functioned as the Executive Committee of the Company and BankUnited.

         The Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board, including the power to formulate plans, policies and programs for the management, operation and development of the Company and BankUnited. The Executive Committee also selects nominees for election as directors. During the 1999 fiscal year, the Executive Committee of the Company and Bank met as required.

         Three non-management members of the Board serve as members of the Compensation Committee of the Company and BankUnited: Marc D. Jacobson, Allen M. Bernkrant and Neil H. Messinger. During fiscal 1999, the Compensation Committee recommended to the Board, compensation for the Chairman of the Board and the President and Chief Operating Officer, and approved compensation for the other senior and executive officers. The Compensation Committee met 4 times during fiscal 1999.

         Mr. Bernkrant, Mr. Jacobson and Bruce D. Friesner make up the Board's Audit Committee. The Audit Committee reviews the financial condition, operations and records of the Company and BankUnited, reviews systems of internal control with management and the independent auditors, and monitors the Company's and BankUnited's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee had 6 formal meetings in fiscal 1999 and conferred on a regular basis to review internal audit reports.

         The Company's Board of Directors and BankUnited's Board of Directors each held 12 meetings during fiscal 1999. Each continuing director except Bruce Friesner (due to illness) and each current director nominated for reelection attended at least 75% of all meetings of the Company's Board and at least 75% of all meetings of BankUnited's Board during the period in which the director was a member. Each director, except Bruce Friesner (due to illness), attended at least 75% of the total number of meetings held by all committees on which he or she served.

COMPENSATION OF DIRECTORS

         Each director who served on the Company's Board or BankUnited's Board during the 1999 fiscal year received a fee for each Board meeting. Directors who served on both the Company's Board and BankUnited's Board received a fee per meeting of the Company's Board which consisted of Class A Common Stock with a market value of $120 and an option to buy 50 shares of Class A Common Stock. The fee per meeting of BankUnited's Board consisted of $600 in cash, Class A Common Stock with a market value of $480 and an option to buy 150 shares of Class A Common Stock. Each director who served only on the Company's Board received a fee per meeting of $600 in cash, Class A Common Stock with a market value of $480, and an option to buy 150 shares of Class A Common Stock.

         If any director of the Company or BankUnited had more than two unexcused absences from Board meetings during the 1999 fiscal year, that director thereafter received fees only for those meetings which he or she attended. During the 1999 fiscal year, non-employee directors who were members of a Board committee or of BankUnited's Community Reinvestment Act Committee received an additional fee, equal to the fee per meeting of BankUnited's Board, for each committee meeting attended.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

         The following table describes the compensation earned by the Chairman of the Board, the President and other executive officers of the Company and BankUnited whose total annual salary and bonus exceeded $100,000 during the 1999 fiscal year (the "named executive officers"). One of the columns in the following table, "Long Term Compensation Awards - - Securities Underlying Options/SARs," includes, for the 1999 fiscal year, options which were granted over a period of seven years prior to the 1999 fiscal year, for services during those years, which were amended as to their exercise price during the 1999 fiscal year ("repriced"), as well as options granted for the first time. The repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included in this column, only because the Rules of the Securities and Exchange Commission (the "Rules") require repriced options to be disclosed as if they were the grant of new options in the year in which they are repriced. The repriced options were previously reported in proxy statements and/or other public reports filed with the Commission for the periods covering the original date of grant. See footnote
(A) for more information.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                                  --------------------------------
                                               ANNUAL COMPENSATION                         AWARDS
                                       -----------------------------------------  --------------------------------
                                                                                  RESTRICTED       SECURITIES
    NAME AND PRINCIPAL        FISCAL                              OTHER ANNUAL      STOCK          UNDERLYING          ALL OTHER
        POSITION               YEAR    SALARY($)    BONUS($)    COMPENSATION ($)    AWARDS     OPTIONS/SARS (#)(B)  COMPENSATION ($)
    -----------------         ------   ---------   ----------   ----------------  ----------   -------------------  ----------------
ALFRED R. CAMNER               1999    $322,913    $13,000(L)      $18,563        $245,425(D)      890,651(A)(C)       $63,794(E)
  Chairman of the Board and
  Chief Executive Officer      1998    $294,583    $15,000(L)      $10,217        $396,400(D)      317,310             $72,327
  of the Company and
  BankUnited                   1997    $306,808(F) $93,000(L)          - -             - -         235,659             $74,541

MEHDI GHOMESHI                 1999    $270,833    $   - -             - -        $357,438(G)      131,800(C)          $26,311(H)
  President and Chief
  Operating Officer            1998         - -        - -             - -             - -             - -                - -
  of the Company and
  BankUnited (1)               1997         - -        - -             - -             - -             - -                - -

EARLINE G. FORD                1999    $142,000    $ 5,680(L)          - -             - -         231,607(A)(C)       $16,860(J)
  Executive Vice President
  and Treasurer of             1998    $140,169    $ 7,100(L)          - -        $ 39,750(I)       52,810             $26,553
  the Company and
  BankUnited; Corporate        1997    $115,298    $26,000(L)          - -             - -         107,659             $23,243
  Secretary of BankUnited

VINCENT F. POST, Jr.           1999    $102,324        - -             - -             - -          10,500(C)          $   175(K)
  Executive Vice President,
  Commercial Real Estate       1998         - -        - -             - -             - -             - -                 - -
  Banking, of BankUnited (2)
                               1997         - -        - -             - -             - -             - -                 - -

----------
#--Number of shares granted.
$--Dollar amounts.

(1)- Mr. Ghomeshi did not join the Company and BankUnited until December 1, 1998, and, therefore, his compensation is not reflective of a full fiscal year. Mr. Camner served as President of the Company and BankUnited prior to that date.

(2)- Mr. Post did not join BankUnited until December 7, 1998, and, therefore, his compensation is not reflective of a full fiscal year.

(A) Includes for Alfred Camner, repriced options to purchase 706,250 shares, and for Earline Ford, repriced options to purchase 204,206 shares, which were granted over the preceding seven years and amended as to exercise price during the 1999 fiscal year. These repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included only because the Rules require repriced options to be disclosed as if they were the grant of new options in the year in which they are repriced. See "Report on Repricing of Options/SARs" for further detail.

(B) All information provided relates to option grants. The Company does not grant stock appreciation rights ("SARs"). All amounts are adjusted for stock splits. Amounts include options that were granted as fees for service on the Boards of Directors of the Company and BankUnited. The securities underlying options are shares of Class A Common Stock, Class B Common Stock and Series B Preferred Stock. See "Compensation Pursuant to Plans-Option/SAR Grants in Last Fiscal Year," Note (B), for information on convertibility of Series B Preferred Stock.

(C) The shares subject to options granted for fiscal 1999, which were not repriced options, but new grants of options to purchase additional shares, were 184,131, 131,800, 27,401 and 10,500 shares for Messrs.
           Camner, Ghomeshi, Ford and Post, respectively.

(D) Includes awards of 25,000 and 20,000 restricted shares of Series B Preferred Stock which were granted for the 1999 and 1998 fiscal years respectively, and which vest over a period of five years from the dates of grant. At the end of fiscal 1999, 38,334 of these shares were still restricted and had a fair market value of approximately $455,178. Dividends may be paid on the restricted stock.

(E) Reflects approximately $46,694 in insurance premiums, Company contributions of approximately $3,107 to the 401(k) plan, and $13,993 in directors' fees.

(F) Includes stock with a fair market value of approximately $82,500 on the date of grant.

(G) Includes total awards of 43,000 restricted shares of Class A Common Stock, which vest over two to five years from the dates of grant. At the end of fiscal 1999, 25,500 of these shares were still restricted and had a fair market value of approximately $202,406. Dividends may be paid on the restricted stock.

(H) Includes approximately $15,328 in life insurance premiums and $10,983 in directors' fees.

(I) Includes an award of 3,000 restricted shares of Class B Common Stock, which vests over a three-year period from the date of grant. At the end of fiscal 1999, 2,000 shares were still restricted and had a fair market value of approximately $15,875. Dividends may be paid on the restricted stock.

(J) Includes approximately $239 in life insurance premiums, Company contributions of approximately $2,628 to the 401(k) plan, and $13,993 in directors' fees.

(K)        Life insurance premiums.

(L) Reflects the fair market values of stock bonuses on the dates of grant.

COMPENSATION PURSUANT TO PLANS

         1999 STOCK OPTION GRANTS. The following table provides details about stock options granted to the named executive officers during the 1999 fiscal year. The table includes stock options which were granted over a period of seven years prior to the 1999 fiscal year, for services during those years, which were amended as to their exercise price during the 1999 fiscal year. The repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included here, only because the Rules require repriced options to be disclosed as if they were the grant of new options in the year in which they are repriced. These repriced options were previously reported in proxy statements and/or other public reports filed with the Commission for the periods covering the original date of grant. In addition, in accordance with the Rules, the table describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation. The actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock, overall stock market conditions, and the named executive officer's continued employment with the Company and BankUnited. As a result, the amounts reflected in this table may not necessarily be achieved.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)

                              NEW GRANTS OF OPTIONS

                                                                                                           POTENTIAL REALIZABLE
                                                                                                          VALUE AT ASSUMED ANNUAL
                                                                                                           RATES OF STOCK PRICE
                                                      INDIVIDUAL GRANTS                                 APPRECIATION FOR OPTION TERM
                                ---------------------------------------------------------------------   ----------------------------
                                                            PERCENT OF TOTAL
                                NO. OF SECURITIES            OPTIONS/SARS       EXERCISE
                                   UNDERLYING                  GRANTED          OR BASE
                                  OPTIONS/SARS               TO EMPLOYEES         PRICE    EXPIRATION
        NAME                      GRANTED(#)(A)            IN FISCAL YEAR(B)    ($/SHARE)     DATE       5%($)(B)          10%($)(B)
        ----                    -----------------          -----------------    ---------  ----------   ----------         ---------
ALFRED R. CAMNER                  120,000(C)(D)                  15.20%         $ 10.845   10/14/2008      818,459         2,074,135
                                      600(E)                        *           $  8.875   11/18/2008        3,349             8,487
                                      600(E)                        *           $  7.031    2/17/2009        2,653             6,724
                                   12,000(D)                      1.52%         $  9.817    3/24/2009       74,086           187,749
                                      600(E)                        *           $  9.063    5/26/2009        3,420             8,666
                                   50,000(C)(D)                   6.33%         $ 13.183    5/27/2009      414,548         1,050,547
                                      600(E)                        *           $  9.719    8/25/2009        3,667             9,294

MEHDI GHOMESHI                     70,000(F)(G)                   8.87%         $  7.125   12/15/2008      313,661           794,879
                                      600(E)                        *           $  7.031    2/17/2009        2,653             6,724
                                   10,000(G)(H)                   1.27%         $  6.563    3/24/2009       41,271           104,589
                                      600(E)                        *           $  9.063    5/26/2009        3,420             8,666
                                   50,000(C)(G)                   6.33%         $  8.813    5/27/2009      277,122           702,283
                                      600(E)                        *           $  9.719    8/25/2009        3,667             9,294

EARLINE G. FORD                    25,000(C)(G)(J)                3.17%         $  7.250   10/14/2008      113,987           288,866
                                      600(E)                        *           $  8.875   11/18/2008        3,349             8,487
                                      600(E)                        *           $  7.031    2/17/2009        2,653             6,724
                                      600(E)                        *           $  9.063    5/26/2009        3,420             8,666
                                      600(E)                        *           $  9.719    8/25/2009        3,667             9,294

VINCENT F. POST, JR.                5,000(F)(G)                     *           $  7.188  12//18/2008       22,601            57,275
                                    2,000(G)(H)                     *           $  6.563    3/24/2009        8,254            20,918
                                    3,500(C)(G)                     *           $  8.813    5/27/2009       19,399            49,160

----------
#- -Number of shares underlying options granted.
$- -Dollar amounts.
*- -Less than 1%.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)

                         GRANTS OF REPRICED OPTIONS (K)

                                                                                                           POTENTIAL REALIZABLE
                                                                                                          VALUE AT ASSUMED ANNUAL
                                                                                                           RATES OF STOCK PRICE
                                                      INDIVIDUAL GRANTS                                 APPRECIATION FOR OPTION TERM
                                ---------------------------------------------------------------------   ----------------------------
                                                            PERCENT OF TOTAL
                                NO. OF SECURITIES            OPTIONS/SARS       EXERCISE
                                   UNDERLYING                  GRANTED          OR BASE
                                  OPTIONS/SARS               TO EMPLOYEES         PRICE    EXPIRATION
        NAME                      GRANTED(#)(A)            IN FISCAL YEAR(B)    ($/SHARE)     DATE       5%($)(B)          10%($)(B)
        ----                    -----------------          -----------------    ---------  ----------   ----------         ---------
ALFRED R. CAMNER                         79                         *           $  7.250    8/19/2002          119               255
                                         83                         *           $  7.250    2/18/2003          144               313
                                         68                         *           $  7.250    5/24/2003          124               272
                                         85                         *           $  7.250    8/23/2003          165               363
                                         93                         *           $  7.250   11/22/2003          191               423
                                        200                         *           $  7.250    2/22/2004          433               967
                                        269                         *           $  7.250    5/25/2004          614             1,379
                                        218                         *           $  7.250    8/23/2005          628             1,459
                                        182                         *           $  7.250   11/27/2005          548             1,281
                                        276                         *           $  7.250    2/23/2006          864             2,034
                                        261                         *           $  7.250    5/24/2006          851             2,016
                                        267                         *           $  7.250    8/28/2006          906             2,163
                                        324                         *           $  7.250   11/14/2006        1,135             2,725
                                        435                         *           $  7.250    2/26/2007        1,591             3,849
                                        435                         *           $  7.250    5/12/2007        1,637             3,984
                                        465                         *           $  7.250    8/25/2007        1,823             4,473
                                        510                         *           $  7.250   11/17/2007        2,064             5,096
                                        600                         *           $  7.250    2/23/2008        2,518             6,265
                                        600                         *           $  7.250    5/20/2008        2,599             6,511
                                        600                         *           $  7.250    8/26/2008        2,691             6,794
                                     43,700(J)                    5.54%         $  7.250   12/11/2002       71,296           154,166
                                     42,500(J)                    5.38%         $  7.250   12/13/2003       88,211           195,739
                                     57,500(J)                    7.28%         $  7.250    1/29/2006      178,069           418,264
                                     20,000(J)                    2.53%         $  7.250     4/1/2006       63,660           150,228
                                     45,000(J)                    5.70%         $  7.250    7/18/2006      150,158           357,280
                                     97,500(J)                   12.35%         $  7.250   11/14/2006      341,586           819,972
                                     60,000(J)                    7.60%         $  7.250    5/12/2007      225,818           549,520
                                     19,000(J)                    2.41%         $  7.250    6/16/2007       72,532           177,000
                                    150,000(D)                   19.00%         $ 10.845   10/27/2007      900,586         2,220,066
                                    130,000(D)                   16.47%         $ 10.845    2/11/2008      812,805         2,020,760
                                     35,000(D)                    4.43%         $ 10.845    3/16/2008      221,466           552,008

EARLINE G. FORD                          79                         *           $  7.250    8/19/2002          119               255
                                         83                         *           $  7.250    2/16/2003          144               312
                                         68                         *           $  7.250    5/24/2003          124               272
                                        108                         *           $  7.250    8/23/2003          210               461
                                         92                         *           $  7.250   l1/22/2003          189               419
                                        234                         *           $  7.250    2/22/2004          507             1,131
                                        269                         *           $  7.250    5/25/2004          614             1,379
                                        218                         *           $  7.250    8/23/2005          628             1,459
                                        182                         *           $  7.250   11/27/2005          548             1,281
                                        276                         *           $  7.250    2/27/2006          866             2,038
                                        261                         *           $  7.250    5/24/2006          851             2,016
                                        267                         *           $  7.250    8/28/2006          906             2,163
                                        324                         *           $  7.250   11/14/2006        1,135             2,725
                                        435                         *           $  7.250    2/26/2007        1,591             3,849
                                        435                         *           $  7.250    5/12/2007        1,637             3,984
                                        465                         *           $  7.250    8/25/2007        1,823             4,473
                                        510                         *           $  7.250   11/17/2007        2,064             5,096
                                        600                         *           $  7.250    2/23/2008        2,518             6,265
                                        600                         *           $  7.250    5/20/2008        2,599             6,511
                                        600                         *           $  7.250    8/26/2008        2,691             6,794
                                     39,100(J)                    4.95%         $  7.250   12/11/2002       63,791           137,938
                                     35,500(J)                    4.50%         $  7.250   12/13/2003       73,682           163,500
                                      5,000(J)                      *           $  7.250     4/1/2006       15,915            37,557
                                      7,500(J)                      *           $  7.250    7/18/2006       25,026            59,547
                                     45,500(J)                    5.76%         $  7.250   11/14/2006      159,407           382,654
                                     12,000(J)                    1.52%         $  7.250    5/12/2007       45,164           109,904
                                      3,000(J)                      *           $  7.250    6/16/2007       11,452            27,947
                                     45,500(J)                    5.76%         $  7.250   10/27/2007      182,619           450,180
                                      5,000(J)                      *           $  7.250    3/16/2008       21,150            52,717

----------
#- -Number of shares underlying options granted.
$- -Dollar amounts.
*- -Less than 1%.

(A) All information relates to option grants; the Company does not grant SARs. The options have terms of 10 years from the original date of grant but may terminate sooner upon termination of the holder's employment or service with the Company or BankUnited. The exercise price of each option is at least the fair market value of the stock covered by the option on the date of grant. Options may be immediately vested and fully exercisable, or become so over a period of time. Subject to certain conditions, options which vest over time become fully vested and immediately exercisable upon the death or disability of the optionee, or a change in control of the Company. In addition, options granted to Alfred Camner and Mehdi Ghomeshi may become fully vested and immediately exercisable upon termination without cause, failure to extend the officer's employment agreement or in certain other circumstances. Except as otherwise noted, options are fully vested and immediately exercisable, and the underlying securities are shares of Class A Common Stock.

(B) Does not include the options granted as partial payment of directors' fees. See "Election of Directors-- Compensation of Directors" and Note
         (E). Percentages for options to acquire Class B Common Stock were calculated assuming that each underlying share of Class B Common Stock was converted into one share of Class A Common Stock, and percentages for options to acquire Series B Preferred Stock were calculated assuming that each underlying share of Series B Preferred Stock was converted into 1.4959 shares of Class A Common Stock. The potential realizable values of the options to acquire Class B Common Stock were also calculated assuming conversion of the Class B Common Stock and Series B Preferred Stock into Class A Common Stock. See "Report on Repricing of Options/SARs," Note (B) for information on the fair market value of the Series B Preferred Stock and Class B Common Stock.

(C) Options expiring on October 14, 2008 were granted to Messrs. Camner and Ford as bonuses on October 14, 1998, for services rendered during the prior 1998 fiscal year. Options expiring on May 27, 2009 were granted to Messrs. Camner, Ghomeshi and Post , with vesting dependent upon the share price of the Class A Common Stock meeting certain targets by the end of each of the years 2000, 2001 and 2002. If share price targets are not met, the options become fully vested and exercisable for the total number of shares on the ninth anniversary of the grant date, if the optionee is continuously employed or in service with the Company or BankUnited through that date.

(D) The securities underlying these options are shares of Series B Preferred Stock.

(E) These options were granted as payment of directors' fees. See "Election of Directors--Compensation of Directors."

(F) These options were granted to encourage acceptance of employment with the Company and BankUnited. Mr. Ghomeshi's option vests and becomes exercisable for 50% of the underlying shares on December 1, 1999 and for 25% on December 1 of each of the years 2000 and 2001. Mr. Post's option vests and becomes exercisable pro-rata over a three-year period from the date of grant.

(G) Except for these options, all options are transferrable if permitted by the Compensation Committee, in its discretion.

(H) These options vest and become exercisable pro-rata over a five-year period from the date of grant.

(I)      Intentionally omitted.

(J)      The securities underlying these options are shares of Class B Common
         Stock.

(K) These options were granted over a period of seven years prior to the 1999 fiscal year, for services during those years, but were amended as to their exercise price during the 1999 fiscal year. The repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included here, only because the Rules require repriced options to be disclosed as if they were the grant of new options in the year in which they are repriced. These repriced options were previously disclosed in proxy statements and/or other public reports filed with the Commission for the periods covering the original date of grant. All terms of the options are the same as the previous options, except that the exercise price of the options was amended to reflect the fair market value of the underlying stock. Option grants which expire at the same time and have the same exercise and vesting characteristics have been combined.

         1999 STOCK OPTION EXERCISES. The named executive officers exercised stock options during the 1999 fiscal year as follows:

    AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE (A)

                                                                            NUMBER OF
                                                                           SECURITIES                         VALUE OF
                                                                           UNDERLYING                        UNEXERCISED
                                                                           UNEXERCISED                      IN-THE-MONEY
                                                                          OPTIONS/SARS                      OPTIONS/SARS
                                                                  AT SEPTEMBER 30, 1999(#)(A)       AT SEPTEMBER 30, 1999 ($)(A)
                   SHARES ACQUIRED                                -----------------------------     ----------------------------
NAME               ON EXERCISE(#)       VALUE REALIZED ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
---------          ---------------      ------------------        -----------     -------------     -----------    -------------
ALFRED R. CAMNER      104,581(B)             $290,963               963,435           50,000        $1,211,516              - -
MEHDI GHOMESHI            - -                     - -                 1,800          130,000        $      544          $70,625
EARLINE G. FORD        37,851                $189,178               398,987              - -        $  549,392              - -
VINCENT F. POST Jr.       - -                     - -                   - -           10,500               - -          $ 6,500

----------
#--Number of shares. Includes shares of Series B Preferred Stock and Class B
   Common Stock on an unconverted basis. See "Compensation Pursuant to Plans--Option/SAR Grants in Last Fiscal Year," Note (B), for information on the convertibility of the Class B Common Stock and the Series B Preferred Stock.

$--Dollar amounts. See "Report on Repricing of Options/SARs," Note (B), for information on the fair market value of the Class B Common Stock and the Series B Preferred Stock.

(A)      All information provided relates to options. The Company does not grant
         SARs.

(B) Includes the exercise by the Camner Family Foundation, a non-profit charitable organization of which Mr. Camner is a director, of options to acquire 13,957 shares of Class B Common Stock.

EXECUTIVE EMPLOYMENT AGREEMENTS

         During the 1999 fiscal year the Company and BankUnited had separate employment agreements with Alfred R. Camner. In addition, the Company and BankUnited had a joint employment agreement with Mehdi Ghomeshi, and change of control agreements with Earline G. Ford and Vincent F. Post, Jr.

         The employment agreements establish the duties and compensation of Mr. Camner and Mr. Ghomeshi, and, together with the change of control agreements, are intended to ensure that the Company and BankUnited will be able to maintain stable and competent executive management. The continued success of the Company and BankUnited depend to a significant degree on the skills and competence of such executive management.

         Mr. Camner's employment agreement with the Company has a five year term which is automatically extended by one additional day each day unless either party elects not to extend the agreement. Mr. Camner's agreement with BankUnited has a three-year term which may be extended by BankUnited's Board.

         At fiscal year end, Mr. Camner's employment agreements with the Company and BankUnited provided in the aggregate for an annual salary of $325,000. The salary may be increased by the Board of Directors upon review prior to each anniversary date of the agreement. In addition, Mr. Camner may receive other cash or stock compensation in such amounts as determined by the Board of Directors from time to time. Mr. Camner is also entitled to participate in and receive benefits under any and all employee benefit and compensations plans maintained by and covering similar executives of the Company and BankUnited.

         Mr. Camner's employment agreements provide for termination by the Company or BankUnited at any time for cause, as defined in the agreements. Mr. Camner will be entitled to receive severance benefits upon termination, unless termination occurs because of discharge for cause, death or disability, or, except in certain circumstances specified in the agreement, voluntary resignation. The severance payments and benefits to which Mr. Camner may become entitled include amounts and benefits which are earned and unpaid at the time of termination, and amounts and benefits which would be earned or paid for the remaining 5 year term of the agreement, such as: earned and unpaid compensation and accrued benefits; continuation of insurance benefits for the remaining term of the agreement; lump sum payments for the present value of the total salary, pension benefits and employer defined plan contributions which would have been earned for the remaining term of the agreement; and bonuses and incentive compensation which would have been earned during the remaining term of the agreement. At the election of the Company, Mr. Camner may also receive lump sum payments for the value of stock options and shares granted as restricted stock, in exchange for surrender of such options and shares. In addition, severance payments include continued provision to Mr. Camner, at the expense of the Company and BankUnited, of certain facilities and services comparable to that provided to Mr. Camner prior to termination.

         Payments to Mr. Camner under his employment agreement with BankUnited will be guaranteed by the Company in the event that payments or benefits are not paid by BankUnited. To the extent that payments under the Company's employment agreement and BankUnited's employment agreement are duplicative, payments due under the Company's employment agreement would be offset by amounts actually paid by BankUnited. The employment agreements also provide for the Company and BankUnited to indemnify Mr. Camner for reasonable costs incurred by him as a result of his good faith efforts to defend or enforce the agreements; provided that he shall have substantially prevailed on the merits.

         Cash and benefits paid to Mr. Camner under the employment agreements together with payment under other benefit plans following a "change in control" of the Company or BankUnited may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the reduction for such excess amounts to the Company and BankUnited. The Company's employment agreement includes a provision indemnifying Mr. Camner on an after-tax basis for any "golden parachute" excise taxes. Mr. Camner's employment agreement with the Company provides for the Company to pay him any severance and related payments, such as the "golden parachute" tax indemnification payments, that may not be paid to him by BankUnited due to applicable regulatory restrictions.

         Mr. Ghomeshi's employment agreement has a thirty month term which is automatically extended for additional 12 month periods unless either party elects not to extend the agreement. The agreement provides for an annual salary, which may be increased each year, but which may not be decreased for any reason. At fiscal year end, this salary was $325,000. In addition, Mr. Ghomeshi will be entitled to an annual merit-based cash bonus and an annual grant of options to purchase shares of Class A Common Stock. Mr. Ghomeshi also received a grant of restricted shares of Class A Common Stock and an option to purchase shares of Class A Common Stock upon execution of the employment agreement. See "Summary Compensation Table," "Option/SAR Grants in Last Fiscal Year" table and footnotes thereto. Mr. Ghomeshi's employment agreement also provides for insurance and other benefits.

         The Company or BankUnited may terminate Mr. Ghomeshi's employment at any time, in which event he will be entitled to receive severance payments and benefits, unless termination is made for cause. If termination occurs upon a change in control, the Company will pay Mr. Ghomeshi a lump sum cash payment equal to three times the sum of his salary for the year in which termination occurs, and his last annual bonus. In addition, Mr. Ghomeshi will have the right to resign and receive any salary, bonus or benefits accrued prior to the date of resignation and the implementation of any vested benefits; provided that he remains employed by the acquiring entity for up to six months, if so requested by the acquiring entity. Mr. Ghomeshi's employment agreement also contains a "gross-up" provision designed to make Mr. Ghomeshi whole for any withholding and excise taxes which may become payable in connection with termination payments.

         The change of control agreements with Mrs. Ford and Mr. Post do not affect BankUnited's employment rights or obligations with respect to the executive officers prior to a change in control. Each change of control agreement continues in effect until terminated by the parties or until the termination of the officer's employment. Under the change of control agreements, the executive officer would be entitled to severance pay and benefits if BankUnited terminated his employment for a reason other than disability or cause or if the executive officer terminated his employment for good reason during a period following a change in control of the Company or BankUnited. Mrs. Ford's severance payments would include accrued compensation, a lump sum cash payment equal to twice the aggregate of her highest salary rate and most recent cash bonus and vested benefits. Mr. Post's severance payment would be a lump sum payment consisting of a year's salary, bonus and other accrued compensation and benefits. Any payments made pursuant to the agreements, however, would be subject to the limitations set forth in Section 280G of the Internal Revenue Code of 1986, as amended.

REPORT ON REPRICING OF OPTIONS/SARS

         Because the Company repriced options on October 14, 1998 (during the 1999 fiscal year), the Rules require that this proxy statement include a report on all repricings of options DURING THE LAST 10 YEARS. The repriced options amended existing options and were not granted as new options to purchase additional shares. The repriced options are included here, because the Rules require repriced options to be disclosed as the grant of new options. On October 14, 1998, the Company amended the exercise price of certain stock options which had been awarded to directors, officers and employees during the preceding seven years, for services rendered during those years. As a result of a decline in the fair market value of the Company's Class A Common Stock, the options had exercise prices in excess of the fair market value of the underlying stock and were of significantly reduced value for the individuals to whom they had been awarded as a major part of their compensation package and as an incentive to remain in the Company's service. The new exercise price of the repriced options was the fair market value of the underlying stock on the date of the repricing. All other terms of the options remained the same.

         During the last 10 years, the Company repriced options on October 14, 1998, September 3, 1998 and January 15, 1991. The following table lists all such repriced options which were held by directors and executive officers. All of the options repriced on September 3, 1998 were again repriced on October 14, 1998 and appear in the table twice, because the Rules require each repricing of the same option to be listed. Options which appear twice are marked with an asterisk and were not granted as new options to purchase additional shares.

                       TEN-YEAR OPTION/SAR REPRICINGS (A)

                                                                                                                          LENGTH
                                             NUMBER OF            PER SHARE          PER SHARE                        (IN YEARS) OF
                                            SECURITIES           MARKET PRICE         EXERCISE                           ORIGINAL
                                            UNDERLYING            OF STOCK AT         PRICE AT                         OPTION TERM
                                             OPTIONS/              TIME OF            TIME OF                          REMAINING AT
                                               SARS              REPRICING OR       REPRICING OR           NEW           DATE OF
                              DATE OF       REPRICED OR            AMENDMENT          AMENDMENT         EXERCISE       REPRICING OR
          NAME               REPRICING    AMENDED (#) (A)            ($) (B)             ($)           PRICE ($)        AMENDMENT
          ----               ---------    ---------------        ------------       ------------       ---------      -------------
Allen Bernkrant
  Director of the Company     10/14/98             79             $    7.25          $   7.3422        $   7.25              4
  and BankUnited             *10/14/98             82             $    7.25          $   9.298         $   7.25              4
                             *10/14/98            135             $    7.25          $   9.298         $   7.25              5
                              10/14/98             86             $    7.25          $   8.80          $   7.25              5
                              10/14/98            123             $    7.25          $   8.10          $   7.25              5
                              10/14/98            369             $    7.25          $   7.45          $   7.25              5
                              10/14/98            268             $    7.25          $   7.45          $   7.25              6
                              10/14/98            343             $    7.25          $   8.025         $   7.25              7
                              10/14/98            362             $    7.25          $   8.275         $   7.25              7
                              10/14/98            554             $    7.25          $   7.5875        $   7.25              7
                              10/14/98            413             $    7.25          $   7.875         $   7.25              8
                              10/14/98            423             $    7.25          $   7.675         $   7.25              8
                              10/14/98            589             $    7.25          $   8.517         $   7.25              8
                             *10/14/98            810             $    7.25          $   9.298         $   7.25              8
                              10/14/98            810             $    7.25          $   9.0536        $   7.25              9
                             *10/14/98          4,300             $    7.25          $   9.298         $   7.25              9
                             *10/14/98          2,550             $    7.25          $   9.298         $   7.25             10
                             *  9/3/98             82             $    9.298         $  10.148         $   9.298             4
                             *  9/3/98             68             $    9.298         $  10.975         $   9.298             5
                             *  9/3/98             25             $    9.298         $  10.00          $   9.298             5
                             *  9/3/98             22             $    9.298         $  11.30          $   9.298             5
                             *  9/3/98             20             $    9.298         $  12.05          $   9.298             5
                             *  9/3/98            810             $    9.298         $   9.5357        $   9.298             8
                             *  9/3/98          1,215             $    9.298         $  10.741         $   9.298             9
                             *  9/3/98          1,435             $    9.298         $  13.235         $   9.298             9
                             *  9/3/98          1,650             $    9.298         $  13.493         $   9.298             9
                             *  9/3/98          1,500             $    9.298         $  17.075         $   9.298            10
                             *  9/3/98          1,050             $    9.298         $  10.975         $   9.298            10


Lawrence H. Blum              10/14/98             79             $    7.25          $   7.3422        $   7.25              4
  Vice Chairman of the Board  10/14/98            575             $    7.25          $   8.0435        $   7.25              4
  and Director of the        *10/14/98             83             $    7.25          $   9.298         $   7.25              4
  Company and BankUnited     *10/14/98             68             $    7.25          $   9.298         $   7.25              5
                              10/14/98             85             $    7.25          $   8.80          $   7.25              5
                              10/14/98             62             $    7.25          $   8.10          $   7.25              5
                              10/14/98          1,000             $    7.25          $   7.50          $   7.25              5
                              10/14/98            201             $    7.25          $   7.45          $   7.25              5
                              10/14/98            268             $    7.25          $   7.45          $   7.25              6
                              10/14/98            218             $    7.25          $   8.025         $   7.25              7
                              10/14/98            181             $    7.25          $   8.275         $   7.25              7
                              10/14/98            277             $    7.25          $   7.5875        $   7.25              7

                                                                                                                          LENGTH
                                             NUMBER OF            PER SHARE          PER SHARE                        (IN YEARS) OF
                                            SECURITIES           MARKET PRICE         EXERCISE                           ORIGINAL
                                            UNDERLYING            OF STOCK AT         PRICE AT                         OPTION TERM
                                             OPTIONS/              TIME OF            TIME OF                          REMAINING AT
                                               SARS              REPRICING OR       REPRICING OR           NEW           DATE OF
                              DATE OF       REPRICED OR            AMENDMENT          AMENDMENT         EXERCISE       REPRICING OR
          NAME               REPRICING    AMENDED (#) (A)            ($) (B)             ($)           PRICE ($)        AMENDMENT
          ----               ---------    ---------------        ------------       ------------       ---------      -------------
Lawrence H. Blum (cont'd)     10/14/98            260             $    7.25          $   7.875         $   7.25              8
                              10/14/98            267             $    7.25          $   7.675         $   7.25              8
                              10/14/98         10,324             $    7.25          $   8.517         $   7.25              8
                             *10/14/98            435             $    7.25          $   9.298         $   7.25              8
                              10/14/98            435             $    7.25          $   9.0536        $   7.25              9
                             *10/14/98         12,795             $    7.25          $   9.298         $   7.25              9
                             *10/14/98          1,200             $    7.25          $   9.298         $   7.25             10
                             *  9/3/98             83             $    9.298         $  10.148         $   9.298             4
                             *  9/3/98             68             $    9.298         $  10.975         $   9.298             5
                             *  9/3/98            435             $    9.298         $   9.5357        $   9.298             8
                             *  9/3/98            840             $    9.298         $  10.741         $   9.298             9
                             *  9/3/98         11,000             $    9.298         $  12.75          $   9.298             9
                             *  9/3/98            355             $    9.298         $  13.235         $   9.298             9
                             *  9/3/98            600             $    9.298         $  13.493         $   9.298             9
                             *  9/3/98            600             $    9.298         $  17.075         $   9.298            10
                             *  9/3/98            600             $    9.298         $  10.975         $   9.298            10
                               1/15/91            400             $    4.675         $   6.50          $   4.675             7
                               1/15/91          2,500             $    4.675         $   6.75          $   4.675             8

Alfred R. Camner              10/14/98             79             $    7.25          $   7.3422        $   7.25              4
  Chairman of the Board,      10/14/98         43,700             $    7.25          $   8.0435        $   7.25              4
  Chief Executive Officer    *10/14/98             83             $    7.25          $   9.298         $   7.25              4
  and Director of the        *10/14/98             68             $    7.25          $   9.298         $   7.25              5
  Company and BankUnited      10/14/98             85             $    7.25          $   8.80          $   7.25              5
                              10/14/98             93             $    7.25          $   8.10          $   7.25              5
                              10/14/98         42,500             $    7.25          $   7.50          $   7.25              5
                              10/14/98            200             $    7.25          $   7.45          $   7.25              5
                              10/14/98            269             $    7.25          $   7.45          $   7.25              6
                              10/14/98            218             $    7.25          $   8.025         $   7.25              7
                              10/14/98            182             $    7.25          $   8.275         $   7.25              7
                              10/14/98         57,500             $    7.25          $   7.95          $   7.25              7
                              10/14/98            276             $    7.25          $    7.5875       $   7.25              7
                              10/14/98         10,000             $    7.25          $   8.1375        $   7.25              8
                              10/14/98         10,000             $    7.25          $   8.9512        $   7.25              8
                              10/14/98            261             $    7.25          $   7.875         $   7.25              8
                              10/14/98         45,000             $    7.25          $   8.00          $   7.25              8
                              10/14/98            267             $    7.25          $   7.675         $   7.25              8
                              10/14/98            324             $    7.25          $   8.517         $   7.25              8
                              10/14/98         97,500             $    7.25          $   8.517         $   7.25              8
                             *10/14/98            435             $    7.25          $   9.298         $   7.25              8
                              10/14/98            435             $    7.25          $   9.0536        $   7.25              9
                              10/14/98         60,000             $    7.25          $   9.0536        $   7.25              9
                             *10/14/98         19,000             $    7.25          $   9.298         $   7.25              9
                             *10/14/98          1,575             $    7.25          $   9.298         $   7.25              9
                             *10/14/98          1,200             $    7.25          $   9.298         $   7.25             10
                             *10/14/98        315,000(C)          $   10.8452        $  13.909         $  10.8452            9
                             *  9/3/98             83             $    9.298         $  10.148         $   9.298             4
                             *  9/3/98             68             $    9.298         $  10.975         $   9.298             5
                             *  9/3/98            435             $    9.298         $   9.5357        $   9.298             8
                             *  9/3/98         19,000             $    9.298         $   9.5656        $   9.298             9
                             *  9/3/98            465             $    9.298         $  10.741         $   9.298             9
                             *  9/3/98            510             $    9.298         $  13.235         $   9.298             9
                             *  9/3/98            600             $    9.298         $  13.493         $   9.298             9
                             *  9/3/98            600             $    9.298         $  17.075         $   9.298            10
                             *  9/3/98            600             $    9.298         $  10.975         $   9.298            10
                             *  9/3/98        150,000(C)          $   13.909         $  19.125         $  13.909             9
                             *  9/3/98        130,000(C)          $   13.909         $  19.21          $  13.909             9
                             *  9/3/98         35,000(C)          $   13.909         $  21.0742        $  13.909            10
                               1/15/91          7,500             $    4.675         $   7.00          $   4.675             6
                               1/15/91         10,000             $    4.675         $   6.50          $   4.675             7
                               1/15/91         17,000             $    4.675         $   6.75          $   4.675             8

Diane DeLella                *10/14/98          1,200             $   7.25           $   9.298         $   7.25              8
  Senior Vice President,      10/14/98          1,000             $   7.25           $   9.0536        $   7.25              9
  Chief Financial Officer    *10/14/98          2,500             $   7.25           $   9.298         $   7.25              9
  and Controller             *10/14/98          2,500             $   7.25           $   9.298         $   7.25             10
  of the Company and         *  9/3/98          1,200             $   9.298          $   9.713         $   9.298             8
  BankUnited (1)             *  9/3/98          2,500             $   9.298          $  13.113         $   9.298             9
                             *  9/3/98          2,500             $   9.298          $  17.035         $   9.298            10

                                                                                                                          LENGTH
                                             NUMBER OF            PER SHARE          PER SHARE                        (IN YEARS) OF
                                            SECURITIES           MARKET PRICE         EXERCISE                           ORIGINAL
                                            UNDERLYING            OF STOCK AT         PRICE AT                         OPTION TERM
                                             OPTIONS/              TIME OF            TIME OF                          REMAINING AT
                                               SARS              REPRICING OR       REPRICING OR           NEW           DATE OF
                              DATE OF       REPRICED OR            AMENDMENT          AMENDMENT         EXERCISE       REPRICING OR
          NAME               REPRICING    AMENDED (#) (A)            ($) (B)             ($)           PRICE ($)        AMENDMENT
          ----               ---------    ---------------        ------------       ------------       ---------      -------------
James A. Dougherty            10/14/98            186             $   7.25           $   8.025         $   7.25              7
  former Executive            10/14/98            181             $   7.25           $   8.275         $   7.25              7
  Vice President,             10/14/98            276             $   7.25           $   7.5875        $   7.25              7
  Chief Operating Officer     10/14/98          5,000             $   7.25           $   8.1375        $   7.25              7
  and Director of the         10/14/98            228             $   7.25           $   7.875         $   7.25              8
  Company and                 10/14/98          7,500             $   7.25           $   7.275         $   7.25              8
  BankUnited (2)              10/14/98            266             $   7.25           $   7.675         $   7.25              8
                              10/14/98         19,324             $   7.25           $   8.517         $   7.25              8
                             *10/14/98            435             $   7.25           $   9.298         $   7.25              8
                              10/14/98         12,435             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98         36,575             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,200             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98            435             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98          3,000             $   9.298          $   9.5656        $   9.298             9
                             *  9/3/98            465             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98         32,000             $   9.298          $  12.75          $   9.298             9
                             *  9/3/98            510             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            600             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98            600             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            600             $   9.298          $  10.975         $   9.298            10

Earline G. Ford               10/14/98             79             $   7.25           $   7.3422        $   7.25              4
  Executive Vice President,   10/14/98         39,100             $   7.25           $   8.0435        $   7.25              4
  Treasurer and Director of  *10/14/98             83             $   7.25           $   9.298         $   7.25              4
  the Company and            *10/14/98             90             $   7.25           $   9.298         $   7.25              5
  BankUnited; Corporate       10/14/98             86             $   7.25           $   8.80          $   7.25              5
  Secretary and Director      10/14/98             92             $   7.25           $   8.10          $   7.25              5
  of BankUnited               10/14/98         35,500             $   7.25           $   7.50          $   7.25              5
                              10/14/98            234             $   7.25           $   7.45          $   7.25              5
                              10/14/98            269             $   7.25           $   7.45          $   7.25              6
                              10/14/98            218             $   7.25           $   8.025         $   7.25              7
                              10/14/98            182             $   7.25           $   8.275         $   7.25              7
                              10/14/98            276             $   7.25           $   7.5875        $   7.25              7
                              10/14/98          5,000             $   7.25           $   8.1375        $   7.25              8
                              10/14/98            261             $   7.25           $   7.875         $   7.25              8
                              10/14/98          7,500             $   7.25           $   7.275         $   7.25              8
                              10/14/98            267             $   7.25           $   7.675         $   7.25              8
                              10/14/98            324             $   7.25           $   8.517         $   7.25              8
                              10/14/98         45,500             $   7.25           $   8.517         $   7.25              8
                             *10/14/98            435             $   7.25           $   9.298         $   7.25              8
                              10/14/98            435             $   7.25           $   9.0536        $   7.25              9
                              10/14/98         12,000             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98         53,500             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,575             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,200             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98             83             $   9.298          $  10.148         $   9.298             4
                             *  9/3/98             68             $   9.298          $  10.975         $   9.298             5
                             *  9/3/98             22             $   9.298          $  11.30          $   9.298             5
                             *  9/3/98            435             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98          3,000             $   9.298          $   9.5656        $   9.298             9
                             *  9/3/98            465             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98         45,500             $   9.298          $  12.75          $   9.298             9
                             *  9/3/98            510             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            600             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98          5,000             $   9.298          $  14.088         $   9.298            10
                             *  9/3/98            600             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            600             $   9.298          $  10.975         $   9.298            10
                               1/15/91          5,000             $   4.675          $   7.00          $   4.675             6
                               1/15/91          7,500             $   4.675          $   6.50          $   4.675             7
                               1/15/91         10,000             $   4.675          $   6.75          $   4.675             8

Bruce Friesner                10/14/98            110             $   7.25           $   7.675         $   7.25              8
  Director of the Company     10/14/98            324             $   7.25           $   8.517         $   7.25              8
  and BankUnited             *10/14/98            435             $   7.25           $   9.298         $   7.25              8
                              10/14/98            560             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98          2,250             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,650             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98            435             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98            840             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98            510             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            900             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98            900             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            750             $   9.298          $  10.975         $   9.298            10

                                                                                                                          LENGTH
                                             NUMBER OF            PER SHARE          PER SHARE                        (IN YEARS) OF
                                            SECURITIES           MARKET PRICE         EXERCISE                           ORIGINAL
                                            UNDERLYING            OF STOCK AT         PRICE AT                         OPTION TERM
                                             OPTIONS/              TIME OF            TIME OF                          REMAINING AT
                                               SARS              REPRICING OR       REPRICING OR           NEW           DATE OF
                              DATE OF       REPRICED OR            AMENDMENT          AMENDMENT         EXERCISE       REPRICING OR
          NAME               REPRICING    AMENDED (#) (A)            ($) (B)             ($)           PRICE ($)        AMENDMENT
          ----               ---------    ---------------        ------------       ------------       ---------      -------------
Patricia Frost                10/14/98             79             $   7.25           $   7.3422        $   7.25              4
  former Director of the     *10/14/98             83             $   7.25           $   9.298         $   7.25              4
  Company and                *10/14/98             68             $   7.25           $   9.298         $   7.25              5
  BankUnited (3)              10/14/98             85             $   7.25           $   8.80          $   7.25              5
                              10/14/98             62             $   7.25           $   8.10          $   7.25              5
                              10/14/98            201             $   7.25           $   7.45          $   7.25              5
                              10/14/98            268             $   7.25           $   7.45          $   7.25              6
                              10/14/98            156             $   7.25           $   8.025         $   7.25              7
                              10/14/98            120             $   7.25           $   8.275         $   7.25              7
                              10/14/98            277             $   7.25           $   7.5875        $   7.25              7
                              10/14/98            261             $   7.25           $   7.875         $   7.25              8
                              10/14/98            266             $   7.25           $   7.675         $   7.25              8
                              10/14/98            254             $   7.25           $   8.517         $   7.25              8
                             *10/14/98            435             $   7.25           $   9.298         $   7.25              8
                              10/14/98            435             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98            840             $   7.25           $   9.298         $   7.25              9
                             *10/14/98            900             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98             83             $   9.298          $  10.148         $   9.298             4
                             *  9/3/98             68             $   9.298          $  10.975         $   9.298             5
                             *  9/3/98            435             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98             30             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98            310             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            500             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98            450             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            450             $   9.298          $  10.975         $   9.298            10

Steven Hayworth                1/15/91          8,500             $   4.675          $   6.25          $   4.675             9
  former Chief Operating
  Officer and Director of
  BankUnited (4)

Clifford A. Hope             *10/14/98         27,500             $   7.25           $   9.298         $   7.25              9
  former Executive Vice      *10/14/98         10,000             $   7.25           $   9.298         $   7.25             10
  President and Chief        *  9/3/98         10,000             $   9.298          $  10.741         $   9.298             9
  Financial Officer of       *  9/3/98         10,000             $   9.298          $  12.75          $   9.298             9
  the Company and            *  9/3/98          7,500             $   9.298          $  14.088         $   9.298            10
  BankUnited (5)             *  9/3/98         10,000             $   9.298          $  15.159         $   9.298            10

Marc Jacobson                 10/14/98             79             $   7.25           $   7.3422        $   7.25              4
  Director of the Company    *10/14/98             83             $   7.25           $   9.298         $   7.25              4
  and BankUnited             *10/14/98            135             $   7.25           $   9.298         $   7.25              5
                              10/14/98             86             $   7.25           $   8.80          $   7.25              5
                              10/14/98            123             $   7.25           $   8.10          $   7.25              5
                              10/14/98            369             $   7.25           $   7.45          $   7.25              5
                              10/14/98            268             $   7.25           $   7.45          $   7.25              6
                              10/14/98            343             $   7.25           $   8.025         $   7.25              7
                              10/14/98            362             $   7.25           $   8.275         $   7.25              7
                              10/14/98            554             $   7.25           $   7.5875        $   7.25              7
                              10/14/98            413             $   7.25           $   7.875         $   7.25              8
                              10/14/98            657             $   7.25           $   7.675         $   7.25              8
                              10/14/98            589             $   7.25           $   8.517         $   7.25              8
                             *10/14/98            810             $   7.25           $   9.298         $   7.25              8
                              10/14/98            685             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98          3,375             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,950             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98             83             $   9.298          $  10.148         $   9.298             4
                             *  9/3/98             68             $   9.298          $  10.975         $   9.298             5
                             *  9/3/98             25             $   9.298          $  10.000         $   9.298             5
                             *  9/3/98             22             $   9.298          $  11.300         $   9.298             5
                             *  9/3/98             20             $   9.298          $  12.050         $   9.298             5
                             *  9/3/98            810             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98            715             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98          1,160             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98          1,500             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98          1,050             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            900             $   9.298          $  10.975         $   9.298            10


                                                                                                                          LENGTH
                                             NUMBER OF            PER SHARE          PER SHARE                        (IN YEARS) OF
                                            SECURITIES           MARKET PRICE         EXERCISE                           ORIGINAL
                                            UNDERLYING            OF STOCK AT         PRICE AT                         OPTION TERM
                                             OPTIONS/              TIME OF            TIME OF                          REMAINING AT
                                               SARS              REPRICING OR       REPRICING OR           NEW           DATE OF
                              DATE OF       REPRICED OR            AMENDMENT          AMENDMENT         EXERCISE       REPRICING OR
          NAME               REPRICING    AMENDED (#) (A)            ($) (B)             ($)           PRICE ($)        AMENDMENT
          ----               ---------    ---------------        ------------       ------------       ---------      -------------
Marc Lipsitz                  10/14/98         10,000             $   7.25           $   7.3125        $   7.25              8
  Corporate Secretary and     10/14/98             30             $   7.25           $   8.517         $   7.25              8
  Director of the Company    *10/14/98             60             $   7.25           $   9.298         $   7.25              8
                              10/14/98             60             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98         23,550             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          5,000             $   7.25           $   9.298         $   7.25             10
                             *10/14/98            450             $   7.25           $   9.298         $   7.25             10
                             *10/14/98            450             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98             60             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98         10,000             $   9.298          $   9.700         $   9.298             9
                             *  9/3/98             90             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98         13,000             $   9.298          $  12.75          $   9.298             9
                             *  9/3/98            110             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            350             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98          5,000             $   9.298          $  15.159         $   9.298            10
                             *  9/3/98            450             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            450             $   9.298          $  10.975         $   9.298            10

Neil Messinger                10/14/98            188             $   7.25           $   7.675         $   7.25              8
  Director of the Company     10/14/98            324             $   7.25           $   8.517         $   7.25              8
  and BankUnited             *10/14/98            685             $   7.25           $   9.298         $   7.25              8
                              10/14/98            435             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98          2,525             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,500             $   7.25           $   9.298         $   9.298            10
                             *  9/3/98            685             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98            715             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98            760             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98          1,050             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98            750             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            750             $   9.298          $  10.975         $   9.298            10

Donald Putnam                 10/14/98         10,000             $   7.25           $   8.5563        $   7.25              8
  former Executive Vice      *10/14/98         12,000             $   7.25           $   9.298         $   7.25              9
  President of BankUnited (6)*  9/3/98         12,000             $   9.298          $  12.750         $   9.298             9

Anne Solloway                 10/14/98             79             $   7.25           $   7.3422        $   7.25              4
  Director of the Company    *10/14/98             83             $   7.25           $   9.298         $   7.25              4
  and BankUnited             *10/14/98             68             $   7.25           $   9.298         $   7.25              5
                              10/14/98             85             $   7.25           $   8.80          $   7.25              5
                              10/14/98             93             $   7.25           $   8.10          $   7.25              5
                              10/14/98            200             $   7.25           $   7.45          $   7.25              5
                              10/14/98            269             $   7.25           $   7.45          $   7.25              6
                              10/14/98            218             $   7.25           $   8.025         $   7.25              7
                              10/14/98            181             $   7.25           $   8.275         $   7.25              7
                              10/14/98            276             $   7.25           $   7.5875        $   7.25              7
                              10/14/98            261             $   7.25           $   7.875         $   7.25              8
                              10/14/98            267             $   7.25           $   7.675         $   7.25              8
                              10/14/98            324             $   7.25           $   8.517         $   7.25              8
                             *10/14/98            435             $   7.25           $   9.298         $   7.25              8
                              10/14/98            435             $   7.25           $   9.0536        $   7.25              9
                             *10/14/98          1,575             $   7.25           $   9.298         $   7.25              9
                             *10/14/98          1,200             $   7.25           $   9.298         $   7.25             10
                             *  9/3/98             83             $   9.298          $  10.148         $   9.298             4
                             *  9/3/98             68             $   9.298          $  10.975         $   9.298             5
                             *  9/3/98            435             $   9.298          $   9.5357        $   9.298             8
                             *  9/3/98            465             $   9.298          $  10.741         $   9.298             9
                             *  9/3/98            510             $   9.298          $  13.235         $   9.298             9
                             *  9/3/98            600             $   9.298          $  13.493         $   9.298             9
                             *  9/3/98            600             $   9.298          $  17.075         $   9.298            10
                             *  9/3/98            600             $   9.298          $  10.975         $   9.298            10

----------
#-- Number of shares.
$-- Dollar amounts.
*-- This option appears in the table twice, as an option repriced on 9/3/98 and again on 10/14/98. The repriced options amended existing options and were not granted as new options to purchase additional shares. The Rules require each repricing of the same option to be listed.
(1)-Until December 1999.
(2)-Until December 1998. This individual left the Company and BankUnited effective February 1, 1999.
(3)-Until November 1998.
(4)-Until September 1993.
(5)-Until December 1998.
(6)-Until January 1999.

(A) All information provided relates to option grants. The Company does not grant stock appreciation rights. All securities are Class A Common Stock or Class B Common Stock unless otherwise noted. Options for shares of the same class, which also have the same market price, old and new exercise price and remaining term, have been combined.

(B) Based on the fair market value of the Class A Common Stock as quoted on the Nasdaq National Market System on the date of repricing. The market price of the Class B Common Stock, which is not publicly traded, is equal to the market price of the Class A Common Stock, and the market price of the Series B Preferred Stock is equal to 1.4959 multiplied by the market price of the Class A Common Stock.

(C) These shares are Series B Preferred Stock, each of which is convertible into 1.4959 shares of Class B Common Stock. Each share of Class B Common Stock is convertible into one share of Class A Common Stock.

                             COMPENSATION COMMITTEE:
                                 ALLEN BERNKRANT
                                 MARC D. JACOBSON
                                 NEIL H. MESSINGER, M.D..

REPORT ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the Board of Directors regarding compensation of the Company's and BankUnited's executive officers, including the Chief Executive Officer, for the fiscal year ended September 30, 1999, is made pursuant to the rules of the Securities and Exchange Commission. The Company and BankUnited shall be collectively referred to as the "Company," for the purposes of this report. THIS REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         GENERAL. The Compensation Committee and/or the Board of Directors determine the compensation of the Company's executive officers. The Compensation Committee recommends to the Board salaries, bonuses and stock options for Alfred
R. Camner and Mehdi Ghomeshi, which approves or rejects such recommendations, and approves the salaries, bonuses and stock options for the other executive officers.

         The Company's executive compensation policies are intended to provide incentives for achieving annual and long-term goals and to reward superior corporate and individual performance. During fiscal 1999, compensation of the Company's executive officers consisted of salary, bonuses and stock options which were determined, and paid or granted, at varying times during the fiscal year. The Board and the Compensation Committee determined compensation by reviewing and considering factors such as prior performance, individual contributions, responsibility and qualifications, industry and regulatory standards, goals and periodic results. For executive officers hired during fiscal 1999, past experience and accomplishments in the banking industry were also important factors. An additional factor of importance in setting all forms of compensation during the 1999 fiscal year was the restructuring undertaken by the Company during the year. While the restructuring resulted in a substantial one-time charge which caused a loss in the second fiscal quarter of 1999, the Committee and the Board felt that the restructuring was a positive and necessary step to adjust for interest rate trends and to improve BankUnited's future profitability. The Board and the Committee recognized that the restructuring charge was part of the implementation of BankUnited's strategy of moving away from its prior role as a traditional wholesale savings and loan, which permitted the building of a significant Florida franchise, into an asset-generating community/commercial bank.

         The weight allocated to the various factors considered in determining salaries, bonuses and stock option grants was subjective and not calculated pursuant to a specific formula.

         The Board and the Compensation Committee adjusted the salaries of executive officers already employed with the Company at the beginning of fiscal 1999, and set salaries for new executive officers as hired. The salary paid by the Company is intended to set a base level of income which takes into account the executive officer's responsibilities and qualifications, industry and regulatory standards, prior Company performance and the individual's contributions to that performance, and tenure with the Company. In setting salaries, the Board and the Committee referred to and compared information on employment agreements and compensation arrangements made by other financial institutions and their executive officers, and gave significant consideration to the guidelines provided by Office of Thrift Supervision regulations and guidelines. The Board and the Committee considered the Company's overall performance in fiscal 1998, including, without limitation, the Company's assets, deposits, net income, and position as a significant banking franchise in Florida, the growth of its capital, and its control of expenses, and evaluated the contributions of each executive officer to those results. For new executive officers, particular consideration was given to past experience, responsibilities and accomplishments in the banking industry. The Board and the Committee also considered the responsibilities and challenges which the executive officer would have during the 1999 fiscal year, given the Company's focus on increasing shareholder value by improving income, profitability and efficiency, reducing operating expenses, expanding and establishing profitable business lines and building customer relationships. Based on these considerations, the Board and the Committee adjusted and set fiscal 1999 salary levels which it believed reasonable and appropriate for the 1999 fiscal year.

         At the beginning of fiscal 1999, the Committee and the Board also granted cash and stock bonuses and stock options to employees and executive officers, for services rendered during the 1998 fiscal year. It is the Company's policy to provide incentives based on the Company's results in light of the competitive and other factors affecting the Company's operating environment, and the Compensation Committee determines the amount of annual bonuses and stock options by reviewing the Company's performance for the particular year. In determining the amount of the incentives to be awarded for fiscal 1998, the Compensation Committee and the Board considered the Company's overall 1998 performance as described above, in particular, the Company's assets, deposits, net income, capital and position as a significant banking franchise in Florida, and capital in fiscal 1998, and its control of expenses, in determining the amount of bonuses and options which were granted.

         The Committee and the Board also granted stock options during fiscal 1999 as a means of attracting experienced and high quality executives and relating executives' compensation to the interests of the Company's stockholders. Executive officers hired during the year were granted stock options to purchase Class A Common Stock as an incentive for accepting employment with the Company and/or BankUnited. The stock options were granted in accordance with the Company's Statement of Policy for Stock Options Granted to New Employees, which was approved by the Board (the "Statement of Policy"). As provided by the Statement of Policy, the stock options were granted as soon as practicable after commencement of employment, and the number of shares subject to each option was determined by the Committee upon consideration of the prospective executive's qualifications, experience and potential for adding value to the Company's operations and results. The options granted expire 10 years from the date of grant, subject to earlier termination as provided in the option agreements, and generally vest and become exercisable over a period of three years.

         The Board and the Committee also granted stock options during fiscal 1999 as a reward and incentive for specific accomplishments and goals. In particular, the Board and the Committee granted options related to the successful establishment of the medium term notes financing facility for BankUnited and the sale and issuance of $200 million of such notes, BankUnited's restructuring of its business segments, and the implementation of new strategies and business lines designed to improve earnings and transform BankUnited from an asset-acquiring savings and loan into an asset-generating, full-service commercial bank. The Board and the Committee also granted options linked to the market value of the Class A Common Stock. See "Option/SAR Grants in Last Fiscal Year," footnote (C). During fiscal 1999, the Board and the Committee also acted to restore the value of out-of-the-money stock options previously granted to the Company's employees and executive officers as a major portion of their compensation. See "Report on Repricing of Option/SARs."

         Except in certain circumstances, such as a change in control, awards of options and stock subject to vesting are forfeited as to the portion remaining unvested at the date of termination, if the officer or employee leaves the Company prior to completion of the vesting schedule. The Board believes that these vesting schedules will encourage executive officers to make long-term commitments to the Company.

         CHIEF EXECUTIVE OFFICER'S 1999 COMPENSATION. As with all of the Company's executive officers, the compensation for Mr. Camner consists of base salary, cash and stock bonuses and stock options. The Compensation Committee recommended to the Board the Chief Executive Officer's salary, annual bonuses and stock options, which were then approved by the Board of Directors. For fiscal 1999, the Board and the Compensation Committee considered similar factors in establishing salary, bonuses and stock option awards for Mr. Camner as for other executive officers, as discussed above. In determining Mr. Camner's compensation, the weight given to the various criteria considered by the Board and the Compensation Committee was subjective and not pursuant to a specific formula.

         Corporate performance is especially important to the Compensation Committee when determining the Chief Executive Officer's compensation. The Compensation Committee believes that the Chief Executive Officer has played a central role during his tenure with the Company in framing the management and investment policies that have caused the Company to expand and become one of the largest publicly held financial institutions headquartered in Florida. In particular, Mr. Camner has overseen the implementation of a vision and strategy for the Company to increase its presence in Florida as a significant banking franchise, a process which has included, without limitation, increasing the

Company's assets and deposits, developing a significant deposit franchise, increasing capital, controlling expenses, opening new branches, introducing new products and services, recruiting experienced management personnel, establishing non-banking subsidiaries, pursuing in-market acquisitions, preparing for the Year 2000 and, during fiscal 1999, restructuring BankUnited's business segments. In fiscal 1999, Mr. Camner was granted cash and stock bonuses and stock options for services rendered in fiscal 1998 which contributed significantly to the Company's development as a significant Florida banking franchise. Mr. Camner's salary was also adjusted in consideration of such performance.

         The Internal Revenue Code of 1986, as amended, limits the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and four other highest paid executives for amounts greater than $1 million unless certain conditions are met. The Company's compensation levels have been such that the provision has not affected the determination of executive compensation to date. The Company currently is monitoring its compensation levels and intends, if necessary, to make a determination of whether and how it will comply.

COMPENSATION COMMITTEE:               BOARD OF DIRECTORS:
           ALLEN M. BERNKRANT               ALLEN M. BERNKRANT
           MARC D. JACOBSON                 LAWRENCE H. BLUM
           NEIL H. MESSINGER, M.D.          ALFRED R. CAMNER
                                            EARLINE G. FORD
                                            BRUCE D. FRIESNER
                                            MARC D. JACOBSON
                                            MARC LIPSITZ
                                            NEIL H. MESSINGER, M.D.
                                            A. FREDERICK SCHILD, M.D., F.A.C.S.
                                            BARRY SHULMAN
                                            ANNE W. SOLLOWAY

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As described above under "Election of Directors--Meetings and Committees of the Board of Directors," the current members of the Compensation Committee are Allen M. Bernkrant, Marc D. Jacobson and Neil H. Messinger. See "Certain Relationships and Related Transactions" below for information regarding transactions with Head-Beckham, of which Marc Jacobson is an officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, BankUnited makes loans in the ordinary course of business to its directors, officers and employees, as well as to members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. All of such loans are and have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         During the 1999 fiscal year, the Company and BankUnited employed the law firm of Camner, Lipsitz and Poller, Professional Association, as general counsel. Alfred R. Camner, Chief Executive Officer and Chairman of the Boards of the Company and BankUnited, is the Senior Managing Director of Camner, Lipsitz and Poller. Marc Lipsitz, Corporate Secretary and a member of the Board of the Company, is the Managing Director of Camner, Lipsitz and Poller. During the 1999 fiscal year, the Company paid Camner, Lipsitz and Poller approximately $2,688,000 in legal fees from the Company allocable to mortgage loan closings, foreclosures, litigation, corporate and other matters, and $303,000 allocable to mergers and acquisitions. A substantial portion of the fees allocable to mortgage loan closings are reimbursed by borrowers.

         During the 1999 fiscal year, the Company paid Head-Beckham AmerInsurance Agency, Inc., and/or its predecessor, Head-Beckham Insurance Agency, Inc. ("Head-Beckham"), the sum of approximately $428,382 for insurance premiums on the Company's and BankUnited's directors' and officers' liability, banker's blanket bond, commercial multi-peril and workers' compensation policies, of which approximately $41,125 represented the agency's commissions. Marc Jacobson, a director of the Company and BankUnited, is a senior vice president of Head-Beckham. The Company believes that the premiums paid for policies obtained through Head-Beckham are comparable to those that would be paid for policies obtained through unaffiliated agencies. The Company expects to continue using the services of Head-Beckham.

         During the 1997 fiscal year BankUnited entered into a lease for property located in the West Miami Airport area, on which it opened a branch office. The property is owned by a partnership, which is owned 25% by Alfred Camner, 25% by Charles B. Stuzin, a shareholder shown in the table, "Security Ownership of Certain Beneficial Owners and Management," and the remaining 50% by Ruth Stuzin, Charles B. Stuzin's mother. The annual rent for the property is $124,668, and the term of the lease is approximately six and one-half years. The lease may be renewed for four additional three-year terms. The lease terms were made at market rates comparable to those prevailing in the area for similar transactions involving non-affiliated parties at the time that the lease was made.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph presents a comparison of the cumulative total stockholder return on the Company's Class A Common Stock with the Nasdaq Stock Market Index, the selected peer group (the "Peer Group") and the Dow Jones Savings & Loan Index. The Company has determined, however, that the choice of the Dow Jones Savings & Loan Index, the industry index used in previous years, is not the best indicator of stockholder return among the Company's peers, because that index consists of those savings and loans which have large market capitalizations, and which are therefore not comparable to the Company. The Company has selected the Peer Group to consist of the following financial institutions: BankAtlantic Bancorp, Inc., Community Savings Bankshares, Federal Trust Corporation, FFLC Bancorp, Inc., Fidelity Bankshares, Inc., Harbor Florida Bancshares, Inc., Pointe Financial Corporation, Republic Security Financial Corporation and Seacoast Banking Corporation. The Peer Group was chosen because it consists of the publicly held financial institutions which are located in Florida. The total stockholder return as reflected in the Dow Jones Index is also represented on the following graph, because the Rules require both the new and old index to be shown, if the graph uses a different index from that used for the graph in the preceding year's proxy statement.

         This graph assumes that $100 was invested on September 30, 1994 in the Company's Class A Common Stock and in the other indices, and that all dividends were reinvested. The stock price performance shown below is not necessarily indicative of future price performance.

                                              CUMULATIVE TOTAL RETURN
                                    --------------------------------------------
                                    9/94    9/95    9/96    9/97    9/98    9/99
BANKUNITED FINANCIAL CORPORATION     100     120     124     210     176     127
PEER GROUP                           100     129     137     244     146     138
NASDAQ STOCK MARKET (U.S.)           100     138     164     225     229     372

           THIS GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                  PROPOSAL TWO

 APPROVAL OF AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN

         The Board of Directors has approved and is submitting for stockholder approval, an amendment to the Company's 1996 Plan to increase by 250,000 shares the number of shares of Common Stock available for the grant of options. If the amendment is approved, a total of 2,300,0000 shares of the Company's Common Stock will be issuable for the grant of options, stock bonuses, stock awards, restricted stock and restricted stock units under the 1996 Plan (collectively, "Awards"). The amendment would change the numbers "1,350,000" and "2,050,000" in the first sentence of Section 5(a) of the 1996 Plan, to "1,600,000" and "2,300,000," respectively.

         As of December 1, 1999, the Board had approved and granted under the 1996 Plan, Awards for 2,049,753 shares of Common Stock and 544,003 shares of Series B Preferred Stock, of which Awards for 278,860 shares of Common Stock had been forfeited, Awards for 1,684,021 shares of Common Stock and 407,000 shares of Series B Preferred Stock were vested and options for 52,685 shares of Common Stock and 40,000 shares of Series B Preferred Stock had been exercised. As of December 1, 1999, there were 279,107 shares of Common Stock and 105,997 shares of Series B Preferred Stock available for the grant of additional Awards under the 1996 Plan.

         The purpose of the 1996 Plan is to assist the Company and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates. Awards granted under the 1996 Plan enable the grantees to acquire or increase a proprietary interest in the Company, strengthen the mutual interest of the grantees and the Company's stockholders, and provide the grantees with annual and long term performance incentives to create shareholder value. The Board of Directors believes that the purposes of the 1996 Plan and the best interests of the Company and BankUnited will be furthered by increasing the number of shares for which options may be granted. Based upon past practice and an increase in the number of individuals eligible to participate in the 1996 Plan, the Board estimates that the number of shares of Common Stock remaining available under the 1999 Plan will be insufficient to meet the Company's compensation requirements in fiscal 2000 unless the proposed amendment is adopted. Accordingly, the Board of Directors wishes to ensure the continued availability of shares for which Awards may be granted to all eligible current and future officers, directors and employees.

         Although the Company believes it beneficial to increase the aggregate number of shares for which options may be granted, the granting and exercise of any such additional stock options may reduce future reportable book value per share, in amounts that cannot be determined at this time. Further, the exercise of such additional stock options would have a dilutive effect on the stock ownership of persons not granted such options.

         The 1996 Plan was first adopted by the Board in 1996 and approved by the stockholders at the 1997 Annual Meeting. Over the approximately three-year period from inception to December 1, 1999, the following persons and groups of persons have received options under the 1996 Plan to purchase the shares shown below:

                      NAME AND POSITION                                                         NUMBER OF SHARES
                      -----------------                                                         ----------------
           Alfred R. Camner                                                            81,369   Class A Common Stock
           Chairman and Chief Executive Officer                                       176,500   Class B Common Stock
              of the Company and BankUnited                                           497,000   Series B Preferred Stock

           Mehdi Ghomeshi                                                             206,800   Class A Common Stock
           President and Chief Operating Officer

           Earline G. Ford                                                             17,569   Class A Common Stock
           Executive Vice President and Treasurer                                     136,000   Class B Common Stock
              of the Company and BankUnited

           Vincent F. Post, Jr.                                                        40,500   Class A Common Stock
           Executive Vice President of BankUnited

                      NAME AND POSITION                                                         NUMBER OF SHARES
                      -----------------                                                         ----------------
           All current Executive Officers as a                                        658,547   Class A Common Stock
             group (12 in number)                                                     312,500   Class B Common Stock
                                                                                      497,000   Series B Preferred Stock

           All current Non-Executive Officer                                           51,886   Class A Common Stock
             Directors as a group (7 in number)

           Nominees:

             Marc Jacobson                                                             11,309   Class A Common Stock

             Anne Solloway                                                              6,369   Class A Common Stock

             Neil Messinger                                                             8,619   Class A Common Stock

             Marc Lipsitz                                                              64,520   Class A Common Stock

             Frederick Schild                                                           1,600   Class A Common Stock

             Barry Shulman                                                              2,200   Class A Common Stock

           All persons who have or will receive 5% of such options                        - -

           Each other associate of such directors, executive officers                     - -
             and nominees

           All other current Employees                                                234,137   Class A Common Stock
             (Including current officers who are
             not executive officers of the Company)

DESCRIPTION OF THE 1996 PLAN

         The 1996 Plan was adopted by the Board of Directors on November 14, 1996, approved by the stockholders at the 1997 Annual Meeting, and amended by the stockholders at the 1998 and 1999 Annual Meetings to increase the number of shares available for grant. The flexible terms of the 1996 Plan provide for grants of options, a variety of other stock-related awards, and annual incentive awards that may be settled in part by the grant of stock. The 1996 Plan is intended to permit the Compensation Committee (or the Board or other committee designated by the Board, if it administers the 1996 Plan) (the "Committee") to enter into compensatory arrangements that promote the compensation goals and policies discussed above in the "Compensation Committee Report on Executive Compensation."

         The Board of Directors is requesting stockholder approval of amendment to the 1996 Plan in order to comply with requirements of The Nasdaq Stock Market, to qualify certain stock options as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with other applicable federal and state laws.

         The following is a brief description of the material features of the 1996 Plan, as amended by Proposal Two. Such description is qualified in its entirety by reference to the full text of the 1996 Plan.

         SHARES SUBJECT TO THE 1996 PLAN. Under the 1996 Plan, the number of shares of the Company's Common Stock for which options may be granted is 1,600,000 and the number of shares of Common Stock which can be issued in connection with stock awards, stock bonuses, restricted stock and restricted stock units is 700,000. To the extent that the total number of shares of Common Stock does not exceed 2,300,000 the Committee may reallocate the split between the number of shares of Common Stock for which options may be granted and the number of shares of Common Stock which may be issued in connection with stock bonuses, stock awards, restricted stock and restricted stock units in lieu of cash or other stock-based awards. Additionally, the number of shares of Series B Preferred Stock for which Awards may be granted is 650,000.

         Each share of Class B Common Stock is convertible into 1 share of Class A Common Stock and each share of Series B Preferred Stock is convertible into
1.4959 shares of Class B Common Stock which may be converted into Class A Common Stock as stated above. Shares subject to a forfeited or expired Award or to an Award that is settled in cash or otherwise terminated without issuance of shares to the participant again become available under these limitations, but shares withheld by the Company to satisfy withholding tax obligations are treated as issued to the participant under the 1996 Plan. Shares issued under the 1996 Plan may be either newly issued shares or treasury shares. On December 10, 1999 the last reported sale price of the Class A Common Stock, the only publicly traded stock issuable under the 1996 Plan, was $7.688 per share.

         The Committee is authorized to adjust the number and kind of shares subject to the aggregate share limitations under the 1996 Plan and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1996 Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to change, in applicable laws, regulations, or accounting principles.

         ELIGIBILITY. Executive officers, officers, directors and employees of the Company, including employees of the Company's subsidiaries and affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its subsidiaries, are eligible to be granted Awards under the 1996 Plan.

         ADMINISTRATION. The 1996 Plan is administered by the Committee. Subject to the terms and conditions of the 1996 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate, specify times at which Awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 Plan, and make all other determinations which may be necessary or advisable for the administration of the 1996 Plan. The 1996 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 Plan.

         STOCK OPTIONS. The Committee is authorized to grant stock options, including both ISOs which can result in potentially favorable tax treatment to the participant and nonqualified stock options (i.e., options not qualifying as ISOs). The exercise price per share subject to an option is determined by the Committee, but must not be less than the fair market value of a share on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally is fixed by the Committee. Options may be exercised by payment of the exercise price in cash having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement are determined by the Committee.

         RESTRICTED STOCK. The Committee is authorized to grant restricted stock. Restricted stock is a grant of shares which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of the specified restricted period. The restricted period is established by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends thereon, unless otherwise determined by the Committee.

         INCENTIVE AWARDS. The Committee is authorized to grant incentive awards, in the form of stock, upon achievement of pre-established performance objectives.

         Subject to the requirements of the 1996 Plan, the Committee will determine incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels or performance, and the extent to which such Awards will be settled in restricted stock.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATION. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         OTHER TERMS OF AWARDS. Awards may be settled in shares, other Awards, or other property, in the discretion of the Committee. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares or other property to be distributed will be withheld (or previously acquired shares or other property surrendered by the participant) to satisfy withholding and other tax obligations.

         Awards under the 1996 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for other Awards under the 1996 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

         ACCELERATION OF VESTING. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral periods of any Award, and such accelerated exercisability, lapse, and expiration shall occur automatically in the case of a "change in control" of the Company. Subject to certain exceptions, the 1996 Plan defines a "change in control" as (i) if any person, who does not currently hold 10% or more of the combined voting power of the securities of the Company, becomes a beneficial owner of securities representing 50% or more of the combined voting power of the securities of the Company, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding securities; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1996 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the shares are then listed or quoted. Thus, stockholder approval, for example, will be required for any material increase in the number of shares available for award to executive officers under the 1996 Plan, but will not necessarily be required for amendments which might increase the cost of the 1996 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1996 Plan will terminate at such time as no shares remain available for issuance under the 1996 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1996 Plan.

         In the event that stockholders do not approve the amendment of the 1996 Plan, certain of the annual performance-based stock option awards which the Compensation Committee contemplates granting under the 1996 Plan for the 1999 fiscal year may not be made.

         FEDERAL INCOME TAX IMPLICATIONS OF THE 1996 PLAN. The following is a brief description of the Federal income tax consequences generally arising with respect to Awards under the 1996 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise.

         Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposition of the shares.

         With respect to Awards granted under the 1996 Plan that may be settled in shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or other property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

         The foregoing discussion, which is general in nature, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Plan. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 1996 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares), and with respect to a participant who is subject to Section 16 of the Exchange Act when he or she acquires shares in a transaction that would otherwise result in taxation within six months after the grant of the Award. This discussion does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Accordingly, participants are urged to consult a tax advisor as to their individual circumstances.

         VOTE REQUIRED. Adoption of the proposal to amend the 1996 Plan requires the affirmative vote of holders of a majority of the total votes cast in person or by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE 1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 1, 1999 (except where a different date is indicated) concerning (i) each director of the Company; (ii) each of the named executive officers; (iii) all directors and executive officers of the Company and BankUnited as a group; and (iv) each other person known to management of the Company to be the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of more than 5% of the outstanding shares of any class of the Company's voting securities, according to filings by such persons with the Securities and Exchange Commission. The table includes only those options which may be exercised within 60 days and, therefore, does not include certain options granted to executive officers, which generally become exercisable over a period of three to five years.

                                             AMOUNT                          AMOUNT                          AMOUNT
                                           AND NATURE                      AND NATURE                      AND NATURE
                                          OF BENEFICIAL   PERCENT OF      OF BENEFICIAL     PERCENT OF    OF BENEFICIAL  PERCENT OF
                                            OWNERSHIP      SERIES B         OWNERSHIP         CLASS B      OWNERSHIP      CLASS A
                                           OF SERIES B     PREFERRED       OF CLASS B         COMMON       OF CLASS A      COMMON
                                            PREFERRED        STOCK           COMMON            STOCK         COMMON         STOCK
        NAME AND ADDRESS                    STOCK(1)      OUTSTANDING       STOCK(1)        OUTSTANDING     STOCK(1)     OUTSTANDING
        ----------------                  -------------   -----------     -------------     -----------   ------------   -----------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Allen M. Bernkrant                          23,560            7.96%           37,860             7.67%       106,831             *
P.O. Box 56-1122                                                                                               (2)(3)
Miami, FL 33256-1122

Lawrence H. Blum                            23,560            7.96%           65,856            13.34%       231,500          1.29%
SunTrust Building - 10th Floor                                                                              (2)(3)(4)
1 Southeast Third Avenue
Miami, FL 33131

Alfred R. Camner (5)                       588,349           83.71%        1,705,637            90.52%     1,910,478          9.75%
255 Alhambra Circle                          (6)(7)                         (6)(7)(8)                       (2)(4)(6)
Coral Gables, FL 33134                                                                                         (7)(8)


Earline G. Ford                              5,000            1.69%          486,504            56.96%       525,997          2.86%
255 Alhambra Circle                                                               (8)                       (2)(4)(8)
Coral Gables, FL 33134

Bruce D. Friesner                              - -             - -               - -              - -         31,176             *
5431 North 36th Court                                                                                          (2)(3)
Hollywood, FL 33021

Mehdi Ghomeshi                                 - -             - -               - -              - -         80,508             *
255 Alhambra Circle                                                                                            (2)(4)
Coral Gables, FL 33134

Marc D. Jacobson                            10,000            3.38%           44,040             9.30%       149,431             *
3050 Biscayne Boulevard                                                                                        (2)(3)
Fourth Floor
Miami, FL 33137

Marc Lipsitz                                   - -             - -               500                *         40,218             *
550 Biltmore Way                                                                                            (2)(3)(4)
Suite 700
Coral Gables, FL  33134

                                                           (FOOTNOTES FOLLOWING)

                                             AMOUNT                          AMOUNT                          AMOUNT
                                           AND NATURE                      AND NATURE                      AND NATURE
                                          OF BENEFICIAL   PERCENT OF      OF BENEFICIAL     PERCENT OF    OF BENEFICIAL  PERCENT OF
                                            OWNERSHIP      SERIES B         OWNERSHIP         CLASS B      OWNERSHIP      CLASS A
                                           OF SERIES B     PREFERRED       OF CLASS B         COMMON       OF CLASS A      COMMON
                                            PREFERRED        STOCK           COMMON            STOCK         COMMON         STOCK
        NAME AND ADDRESS                    STOCK(1)      OUTSTANDING       STOCK(1)        OUTSTANDING     STOCK(1)     OUTSTANDING
        ----------------                  -------------   -----------     -------------     -----------   ------------   -----------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Neil Messinger, M.D.                           - -             - -               - -              - -         22,625             *
10801 S.W. 93rd Court                                                                                          (2)(3)
Miami, FL  33176

Vincent Post                                   - -             - -               - -              - -          2,266             *
255 Alhambra Circle                                                                                            (2)(4)
Coral Gables, FL 33134

A. Frederick Schild, M.D., F.A.C.S.            - -             - -               - -              - -          4,292             *
Department of Surgery (R-440)                                                                                     (2)
P.O. Box 012440
East Tower #3016
Miami, FL 33101

Barry Shulman                               13,560            4.58%           20,284             4.24%       435,653          2.43%
4201 N.E. 12th Terrace                                                                                         (2)(3)
Ft. Lauderdale, FL 33334

Anne W. Solloway (5)                           - -             - -            14,469             3.16%        30,886             *
8124 S.W. 87th Terrace                                                                                            (2)
Miami, FL 33143

ALL CURRENT DIRECTORS AND                  664,029           94.48%        2,360,682            98.96%     3,563,047         17.42%
EXECUTIVE OFFICERS OF THE                    (6)(7)                         (6)(7)(8)                       (2)(3)(4)
COMPANY AND BANKUNITED                                                                                      (6)(7)(8)

AS A GROUP (19 PERSONS)

OTHER 5% OWNERS:

Phillip Frost, M.D.                            - -             - -               - -              - -      1,152,874          6.45%
4400 Biscayne Boulevard                                                                                           (3)
Miami, Florida 33137

Charles B. Stuzin                           16,560            5.60%           37,272             7.63%       147,922             *
550 Biltmore Way                                                                                                  (3)
Suite 700
Coral Gables, Florida 33134

Harvey Miller                               13,560            4.58%           20,354             4.25%        40,520             *
SunTrust Building - 10th Floor                                                    (3)                             (3)
1 Southeast Third Avenue
Miami, Florida 33131

Thomson, Horstmann & Bryant, Inc. (8)          - -             - -               - -              - -      1,027,500          5.75%
Park 80 West, Plaza Two
Saddle Brook, NJ 07663

----------
*        Less than 1%                                     (FOOTNOTES FOLLOWING.)

(1) The nature of the reported beneficial ownership is unshared voting and investment power unless otherwise indicated in the footnotes to this table. Beneficial ownership reported for each class shown includes shares issuable upon conversion of shares of other classes of stock, shares which may be acquired upon the exercise of options and shares owned jointly or indirectly with or through a family member, trust, corporation, partnership or other legal organization. Each share of Series B Preferred Stock is convertible into 1.4959 shares of Class B Common Stock. Each share of Class B Common is Stock convertible into one share of Class A Common Stock.

(2) Includes shares of Class A Common Stock which may be acquired by the following persons, in the amounts indicated, through the exercise of options: Allen Bernkrant, 24,530; Lawrence Blum, 45,130; Alfred Camner, 22,929; Earline Ford, 12,009; Bruce Friesner, 10,679; Mehdi Ghomeshi, 36,800; Marc Jacobson, 20,265; Marc Lipsitz, 29,816; Neil Messinger, 11,507; Vincent Post, 1,666; Frederick Schild, 1,600; Barry Shulman, 2,200; Anne Solloway, 11,964; and current Directors and Executive Officers as a group, 223,997.

(3) Includes joint or indirect ownership of shares by the following persons in approximately the amounts indicated: Allen Bernkrant, 33,159; Lawrence Blum, 59,273; Bruce Friesner, 1,087; Marc Jacobson, 12,582; Marc Lipsitz, 4,150; Neil Messinger, 3,286; Barry Shulman, 22,117; Phillip Frost, 822,889; Charles Stuzin, 6,373 and Harvey Miller, 8,262.

(4) Does not include shares of Class A Common Stock subject to options which were granted on November 17, 1999, to the following executive officers in the amounts indicated, as bonuses for services rendered during the 1999 fiscal year: Lawrence Blum, 15,000; Alfred Camner, 75,000; Earline Ford, 10,000; Mehdi Ghomeshi, 75,000; Marc Lipsitz, 12,000; Vincent Post, 30,000 and other executive officers, 121,500.

(5) Alfred R. Camner is Anne W. Solloway's son and holds beneficial ownership of Mrs. Solloway's shares through a durable power of attorney. Such shares are counted only once in computing the aggregate number of shares owned by current directors and executive officers as a group.

(6) Includes 407,000 shares of Series B Preferred Stock which may be acquired by Alfred Camner through the exercise of options.

(7) Series B Preferred Stock includes indirect ownership of 10,688 shares; Class B Common Stock includes indirect ownership of 108,351 shares and Class A Common Stock includes indirect ownership of 39,145 shares.

(8) Includes shares of Class B Common Stock which may be acquired by Alfred Camner and Earline Ford, through the exercise of options to purchase 545,663 and 338,150 shares, respectively.

(9) Based on information as of September 30, 1999, which was received from the stockholder.

                                  MISCELLANEOUS

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made. The Company believes that, during the fiscal year ended September 30, 1999, its officers, directors and holders of more than 10% of the Company's Class A Common complied with all applicable
Section 16(a) filing requirements.

INDEPENDENT AUDITORS

         The Audit Committee recommended and the Board of Directors approved the selection of the accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 2000 fiscal year. PricewaterhouseCoopers LLP audited the Company's financial statements for the 1999 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be in writing and be received by the Secretary of the Company at its executive offices, 255 Alhambra Circle, Coral Gables, Florida 33134, no later than September 2, 2000 for inclusion in the Company's proxy statement relating to such meeting, subject to applicable rules and regulations.

                                           By Order of the Board of Directors

                                           ALFRED R. CAMNER
                                           CHAIRMAN OF THE BOARD AND
                                           CHIEF EXECUTIVE OFFICER

December 31, 1999

                                                                      APPENDIX A

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 26, 2000 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Noncumulative Convertible Preferred Stock, Series B of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                        SIDE

|X|      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:         CLASS I                            For      Against
                           -------
                           Marc D. Jacobson                    |_|        |_|
                           Anne W. Solloway                    |_|        |_|
                           Neil H. Messinger                   |_|        |_|
                           Marc Lipsitz                        |_|        |_|

                           CLASS II                           For      Against
                           --------
                           A. Frederick Schild                 |_|        |_|

                           CLASS III                          For      Against
                           ---------
                           Barry Shulman                       |_|        |_|

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:______________
                           _____________________________________________________
                           _____________________________________________________

2.       Approval of Amendment to               For  Against    Abstain
         1996 Incentive Compensation             |_|     |_|       |_|
         and Stock Award Plan.

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature__________________________  Date_______________

Signature__________________________  Date_______________
         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 26, 2000 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class A Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                        SIDE

|X|      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:         CLASS I                            For      Against
                           -------
                           Marc D. Jacobson                    |_|        |_|
                           Anne W. Solloway                    |_|        |_|
                           Neil H. Messinger                   |_|        |_|
                           Marc Lipsitz                        |_|        |_|

                           CLASS II                           For      Against
                           --------
                           A. Frederick Schild                 |_|        |_|

                           CLASS III                          For      Against
                           ---------
                           Barry Shulman                       |_|        |_|

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:

2.       Approval of Amendment to               For  Against    Abstain
         1996 Incentive Compensation             |_|     |_|       |_|
         and Stock Award Plan.

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature__________________________  Date_______________

Signature__________________________  Date_______________
         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                        BANKUNITED FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred R. Camner and Lawrence H. Blum or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BankUnited Financial Corporation (the "Company") to be held on January 26, 2000 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Class B Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

                   (To be signed on Reverse Side)                    SEE REVERSE
                                                                        SIDE

|X|      Please mark your
         votes as in this example.

1.       Election of Directors
         Nominees:         CLASS I                            For      Against
                           -------
                           Marc D. Jacobson                    |_|        |_|
                           Anne W. Solloway                    |_|        |_|
                           Neil H. Messinger                   |_|        |_|
                           Marc Lipsitz                        |_|        |_|

                           CLASS II                           For      Against
                           --------
                           A. Frederick Schild                 |_|        |_|

                           CLASS III                          For      Against
                           ---------
                           Barry Shulman                       |_|        |_|

                           To withhold authority to vote for any Nominee, write full name of nominee on the line below:

2.       Approval of Amendment to               For  Against    Abstain
         1996 Incentive Compensation             |_|     |_|       |_|
         and Stock Award Plan.

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Signature__________________________  Date_______________

Signature__________________________  Date_______________
         Signature if held jointly

Note: Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.

                         APPENDIX B TO ELECTRONIC FILING
                               OF PROXY STATEMENT

                        BANKUNITED FINANCIAL CORPORATION

                1996 INCENTIVE COMPENSATION AND STOCK AWARD PLAN

         1. PURPOSE. The purpose of this 1996 Incentive Compensation and Stock Award Plan (the "Plan") is to assist BankUnited Financial Corporation (the "Company") and its subsidiaries and affiliates in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and affiliates enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         2. DEFINITIONS.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that such entity is controlled by or under common control with the Company.

                  (b) "Award" means any Option, Restricted Stock, Restricted Stock Units, Stock Bonus or Stock Award in Lieu of Cash, or Other Stock-Based Award granted to a Participant under the Plan.

                  (c) "Award Agreement" means any written agreement, contract or other instruments or document evidencing an Award.

                  (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 8.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                  (h) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that Committee action shall be taken by act of such members specified in, and otherwise in accordance with, Section 3(b). The Committee shall consist solely of two or more directors of the Company. In appointing members of the Committee, the Board will consider whether each member will qualify as a "non-employee director" within the meaning of Rule 16b-3(b)(3), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

                  (i) "Company" means BankUnited Financial Corporation, a corporation organized under the laws of the State of Florida, or any successor corporation.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

                  (k) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the per share value of Stock as determined by using the average of the mean of the closing prices of such Stock as quoted on the NASDAQ system on each of the immediately preceding five days on which the stock was traded, as reported for such dates in the table contained in The Wall Street Journal or an equivalent successor table.

                  (l) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NQSO" means any Option that is not an ISO.

                  (n) "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards. An Option may be either an ISO or an NQSO.

                  (o) "Participant" means a person who, as an executive officer, officer, director, or employee or independent contractor of the Company (which includes employees of Subsidiaries or Affiliates), has been granted an Award under the Plan.

                  (p) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

                  (q) "Restricted Stock Unit" means a right, granted to a Participant under Section 6(d), to receive Stock or cash at the end of a specified deferral period.

                  (r) "Plan" means this 1996 Incentive Compensation and Stock Award Plan.

                  (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (t) "Stock" means the Series I Class A Common Stock, the Class B Common Stock (which together shall be referred to as "Common Stock"), or the Noncumulative Convertible Preferred Stock, Series B ("Preferred Stock") of the Company or such other securities as may be substituted or resubstituted therefor pursuant to Section 5.

                  (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. Except as otherwise provided herein, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                           (i) to select Participants to whom Awards may be granted;

                           (ii) to designate Affiliates;

                           (iii) to determine the type or types of Awards to be granted to each Participant;

                           (iv) to determine the type and number of Awards to be granted, the number and type of shares of Stock to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                           (v) to determine whether, and to what extent, the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions;

                           (vi) to determine whether, to what extent, and under what circumstances an Award may be settled or the exercise price of an Award may be cancelled, forfeited, exchanged, or surrendered;

                           (vii) to determine whether, to what extent, and under what circumstances an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant, and whether to create trusts and deposit Stock or other property therein;

                           (viii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                           (ix) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                           (x) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                           (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Non-Employee Director as defined in Rule 16b-3, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more members who are Non-Employee Directors, or (ii) by the Committee but with each such member who is not a Non-Employee Director abstaining or recusing himself or herself from such action; PROVIDED, HOWEVER, that, upon such abstention or recusal, the Committee remains composed solely of two or more members who are Non-Employee Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualifying member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and such other functions as the Committee may determine, to the extent permitted under applicable law, and in the case of a Participant then subject to Section 16 of the Exchange Act with respect to the Company, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1).

                  (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

         4. ELIGIBILITY.

                  GENERALLY. Executive officers, officers, directors and employees of the Company, including employees of the Company's Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Awards under the Plan.

         5. STOCK SUBJECT TO THE PLAN; ADJUSTMENT.

                  (a) NUMBER OF SHARES. Subject to adjustment as hereinafter provided, the number of shares of Common Stock for which Options may be granted under the Plan shall be 1,600,000, and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 700,000, provided however that to the extent that the total number of shares of Common Stock does not exceed 2,300,000 the Committee may reallocate the split between the number of shares of Common Stock for which Options may be granted and the number of shares of Common Stock which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards. Additionally, subject to adjustment as hereinafter provided the number of shares of Noncumulative Convertible Preferred Stock, Series B for which Options may be granted and which may be issued in connection with Stock Bonuses, Stock Awards, Restricted Stock and Restricted Stock Units in lieu of cash or other Stock-Based Awards shall be 650,000.

                  (b) MANNER OF COUNTING SHARES. If any shares subject to an Award are forfeited, cancelled, exchanged, or surrendered or such Award otherwise terminates without a distribution of shares to the Participant such number of shares will again be available for Awards under the Plan. The Committee may make determinations and adopt regulations for the counting of shares relating to any Awards to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

                  (c) TYPE OF SHARES DISTRIBUTABLE. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.

                  (d) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property) which is special, large, and non-recurring, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number of and kind of shares of Stock issued or issuable in respect of outstanding Awards or, if deemed appropriate, make provisions for payment of cash or other property with respect to any outstanding Award, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with
Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in Awards, in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any Subsidiary, or business unit, or the financial statements thereof, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, a Subsidiary, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

         6. SPECIFIC TERMS OF AWARDS.

                  (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Participant.

                  (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) EXERCISE PRICE. Unless otherwise required by applicable law, the exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

                           (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, notes or other property, and the methods by which Stock will be delivered or deemed to be delivered to Participants (including, without limitation, deferral of delivery of shares under a deferral arrangement).

                           (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

                  (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock or Restricted Stock Units ("RSU") to Participants on the following terms and conditions:

                           (i) ISSUANCE AND RESTRICTIONS. Restricted Stock and
RSU shall be subject to such restrictions on transferability and other restrictions, if any, as the committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstance, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Stock or RSU, a Participant granted Restricted Stock or RSU shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (ii) FORFEITURE. Except as otherwise determined by
the Committee, at the date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock or RSU, and any accrued but unpaid dividend(s) that is or are then subject to a risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) CERTIFICATES FOR STOCK. Restricted Stock or RSU
granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Company may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock. Upon expiration of the deferral period specified for RSU by the Committee (or, if permitted by the Committee, as elected by the participant) the stock underlying such RSU shall be delivered.

                           (iv) DIVIDENDS. Dividends paid on Restricted Stock or
RSU shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred or the amount or value thereof automatically reinvested in additional Restricted Stock, RSU, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or RSU with respect to which such Stock or other property has been distributed.

                  (d) STOCK BONUSES AND STOCK AWARDS IN LIEU OF CASH AWARDS. The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

                  (e) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Stock or such securities, purchase rights for Stock or such other securities, and Awards with value or payment contingent upon performance of the Company, or a Subsidiary, or upon any other factor or performance condition designated by the Committee. The Committee is authorized to make cash awards pursuant to this
Section 6(f) as an element of or supplement to any other Award under the Plan.

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, or purchase price of any other Award conferring a right to purchase Stock which is granted, in connection with the substitution of awards granted under any other plan of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

                  (b) TERMS OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating the installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

                  (d) RULE 16B-3 COMPLIANCE.

                           (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under
         Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                           (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         8. CHANGE IN CONTROL PROVISIONS.

                  (a) ACCELERATION UPON CHANGE IN CONTROL. In the event of a "Change in Control," as defined in this Section:

                           (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

                           (ii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; provided, however, that, the

         Board may determine, by entry of a resolution prior to the occurrence of a Change in Control, that a Change in Control will not result in some or all of the consequences specified in (i) or (ii) or will not result in such consequences for specified Participants.

                  (b) "CHANGE IN CONTROL" DEFINED. For purposes of the Plan, a "Change in Control" shall have occurred if:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or any person or group of persons who as of the date of approval of this Plan by the Board of Directors of the Company owns, directly or indirectly 10% or more of the combined voting power of the securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

                           (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

         9. GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to take any action under the Plan and any Award Agreement, unless and until it is satisfied that all applicable federal and state laws, rules and regulations, and approvals by any regulatory or governmental agency have been complied with or obtained. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) NONTRANSFERABILILTY. Except as otherwise provided in this
Section 9(b), Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a designation of a Beneficiary, and Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. In addition, except as otherwise provided in this Section 9(b), no rights under the Plan may be pledged, mortgaged, hypothecated, or otherwise encumbered, or subject to the claims of creditors. The foregoing notwithstanding, the Committee may, in its sole discretion, provide that Awards (or rights or interests therein) other than ISOs shall be transferable, including but not limited to permitting transfers to a Participant's immediate family members (I.E., spouse, children, or grandchildren, as well as the Participant), to trusts for the benefit of such family members or other transfers deemed by the Committee to be not inconsistent with the purposes of the Plan.

                  (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its

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

Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Participant's employment or services at any time.

                  (d) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                  (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuations, or termination oft he Plan may materially adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto: provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially adversely affect the rights of such Participant under such Awards. Following the occurrence of a Change in Control, the Board may not terminate this Plan or amend this Plan in any manner adverse to Participants.

                  (f) NO RIGHT TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

                  (g) UNFUNDED STATUS OF AWARDS AND TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If an to the extent authorized by the Committee, the Company may deposit into such a trust Stock or other assets for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under the Plan a right to receive the assets of the trust (to the extent that the deposited Stock or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) EFFECTIVE DATE AND APPROVAL DATE; PLAN TERMINATION. The Plan shall become effective upon approval by the Board of Directors (the "Effective Date"), provided, however, that the Plan shall be subject to the subsequent approval by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote on the subject matter, at a meeting of Company stockholders duly held in accordance with the Florida Corporation Code, or any adjournment thereof in accordance with applicable provisions of the Florida Corporation Code, such stockholder approval to be obtained not later than one year after the Effective Date (the "Approval Date"). Any Awards granted under the Plan prior to such approval of stockholders shall be subject to such approval and in the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the Plan will terminate at such time as the Company has no further obligations with respect to any Award granted under the Plan; provided, however, that ISOs may not be granted later than 10 years after the Effective Date..

                  (l) TITLE AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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